                                                                   Exhibit 10.33

                                                                  EXECUTION COPY

--------------------------------------------------------------------------------

                          SALE AND SERVICING AGREEMENT

                                     among

                            AMERICREDIT ONE TRUST,
                                   Borrower,

                      AMERICREDIT FINANCIAL SERVICES, INC.,
                              Seller and Servicer,

                        AMERICREDIT FUNDING CORP. VI,
                                    Seller,

                      BANK ONE, NA (MAIN OFFICE COLUMBUS),
                     Backup Servicer and Collateral Agent,

                                       and

                      BANK ONE, NA (MAIN OFFICE CHICAGO),
                              Administrative Agent

                            Dated as of May 31, 2001

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
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
   ARTICLE I

   Definitions
                    Section 1.1       Definitions ................................................................... 2
                    Section 1.2       Other Definitional Provisions ................................................. 2

   ARTICLE II

   Sale of Receivables and Asset Backed Securities
                    Section 2.1       Sale of Receivables ........................................................... 2
                    Section 2.1A      Sale of Asset Backed Securities ............................................... 3
                    Section 2.2       The Conveyed Assets; Nature of Transaction .................................... 3
                    Section 2.3       Further Encumbrance of Conveyed Assets; Additional Covenants
                                      of the Sellers................................................................. 4


   ARTICLE III

                    Conditions Precedent


                    Section 3.1       Conditions Precedent to the Effectiveness of this Agreement ................... 6
                    Section 3.2       Conditions Precedent to Each Receivables Sale ................................. 6
                    Section 3.3       Conditions Precedent to Each Asset Backed Securities Sale ..................... 9

   ARTICLE IV

   The Receivables
                    Section 4.1       Representations and Warranties of Sellers...................................... 11
                    Section 4.2       Repurchase Upon Breach......................................................... 11
                    Section 4.3       Custody of Receivable Files.................................................... 12
                    Section 4.4       Duties of Custodian With Respect to Receivable Files........................... 14
                    Section 4.5       Instructions; Authority to Act................................................. 16

   ARTICLE IV-A

   The Asset Backed Securities
                    Section 4A.1      Representations and Warranties of the Primary Seller........................... 16
                    Section 4A.2      Repurchase Upon Breach or Downgrade............................................ 16

ARTICLE V

           Administration and Servicing of Receivables
                    Section 5.1      Appointment; Standard of Care; Duties of the Servicer............................ 17
                    Section 5.2      Collection of Receivable Payments; Modifications of Receivables;
                                     Lockbox Agreements............................................................... 18
                    Section 5.3      Realization Upon Receivables..................................................... 21
                    Section 5.4      Insurance........................................................................ 22
                    Section 5.5      Maintenance of Security Interests in Financed Vehicles........................... 22
                    Section 5.6      Covenants, Representations, and Warranties of Servicer........................... 25
                    Section 5.7      Purchase of Receivables Upon Breach of Covenant.................................. 27
                    Section 5.8      Total Servicing Fee; Payment of Certain Expenses by Servicer..................... 27
                    Section 5.9      Certain Servicer's Certificates.................................................. 27
                    Section 5.10     Annual Statement as to Compliance, Notice of Servicer
                                     Termination Event................................................................ 28
                    Section 5.12     Access to Certain Documentation and Information Regarding the
                                     Receivables...................................................................... 29
                    Section 5.13     Monthly Tape..................................................................... 29
                    Section 5.14     Retention and Termination of Servicer............................................ 30
                    Section 5.15     Fidelity Bond and Errors and Omissions Policy.................................... 30

ARTICLE VI

                    Collection Account; ABS Account; Distributions; Statements to Secured Parties
                    Section 6.1      Establishment of Collection Account and ABS Account.............................  30
                    Section 6.2      Receivables Reserve Account; ABS Reserve Account................................  33
                    Section 6.3      Certain Reimbursements to the Servicer..........................................  34
                    Section 6.4      Application of Collections......................................................  34
                    Section 6.5      Servicer Advances...............................................................  35
                    Section 6.6      Application of Funds from the Receivables Reserve Account and the ABS
                                     Reserve Account; Special Withdrawals from the Collection Account................  35
                    Section 6.7      Additional Deposits.............................................................  35
                    Section 6.8      Distributions...................................................................  36

ARTICLE VII

   The Sellers
                    Section 7.1      Representations and Warranties of Seller......................................... 39
                    Section 7.2      Existence........................................................................ 41
                    Section 7.3      Liability of Sellers; Indemnities................................................ 42
                    Section 7.4      Merger or Consolidation of, or Assumption of the Obligations of,
                                     Sellers.......................................................................... 42
                    Section 7.5      Limitation on Liability of Sellers and Others.................................... 43

ARTICLE VIII

   The Servicer

        Section 8.1 Representations and Warranties of AFS, in its capacity as Servicer.................................. 43
        Section 8.2 Liability of Servicer; Indemnities.................................................................. 45
        Section 8.3 Merger or Consolidation of, or Assumption of the obligations of the Servicer or Backup Servicer......................................................................................... 46
        Section 8.4 Limitation on Liability of the Servicer and the Backup Servicer..................................... 47
        Section 8.5 Delegation of Duties................................................................................ 47
        Section 8.6 Servicer and Backup Servicer Not to Resign.......................................................... 48

ARTICLE IX

   Default
        Section 9.1 Servicer Termination Event.......................................................................... 48
        Section 9.2 Consequences of a Servicer Termination Event........................................................ 49
        Section 9.3 Appointment of Successor............................................................................ 50
        Section 9.4 Notification to Secured Parties..................................................................... 51
        Section 9.5 Waiver of Past Defaults............................................................................. 51

   ARTICLE X

   Administrative Duties of the Servicer


        Section 10.1 Administrative Duties.............................................................................. 51
        Section 10.2 Records............................................................................................ 52
        Section 10.3 Additional Information to be Furnished to the Borrower............................................. 52

   ARTICLE XI

   Miscellaneous Provisions

        Section 11.1 Amendment.......................................................................................... 52
        Section 11.2 Protection of Title................................................................................ 53
        Section 11.3 Notices............................................................................................ 54
        Section 11.4 Assignment......................................................................................... 55
        Section 11.5 Limitations on Rights of Others.................................................................... 55
        Section 11.6 Severability....................................................................................... 55
        Section 11.7 Separate Counterparts.............................................................................. 55
        Section 11.8 Headings........................................................................................... 55
        Section 11.9 Assignment to Administrative Agent................................................................. 55

     Section 11.10 Bank One Roles; Limitation of Liability........................................................... 55
     Section 11.11 Non-petition Covenants............................................................................ 56
     Section 11.12 Independence of the Servicer...................................................................... 57
     Section 11.13 No Joint Venture.................................................................................. 57
     Section 11.14 Consents to Jurisdiction.......................................................................... 57
     Section 11.15 Trial by Jury Waived.............................................................................. 57
     Section 11.16 Governing Law..................................................................................... 58
     Section 11.17 No Recourse....................................................................................... 58

ANNEXES

     Annex A                 - Defined Terms

SCHEDULES

     Schedule A              - Intentionally Omitted
     Schedule B              - Schedule of Representations Relating to Receivables
     Schedule C              - Schedule of Representations Relating to Asset Backed Securities
     Schedule 3.1            - Conditions to Effectiveness of Agreement

EXHIBITS

     Exhibit A-1             - Form of Receivables Sale Agreement
     Exhibit A-2             - Form of ABS Sale Agreement
     Exhibit B-1             - Form of Servicer's Determination Date Certificate
     Exhibit B-2             - Form of Servicer's VFN Prepayment Date Certificate
     Exhibit C-1             - Form of Receivables Sale Notice
     Exhibit C-2             - Form of ABS Sale Notice
     Exhibit D-1             - Form of Servicer's Receivables Sale Date Certificate
     Exhibit D-2             - Form of Servicer's ABS Sale Date Certificate
     Exhibit E               - Form of Servicer's Acknowledgment
     Exhibit F               - Form of Semi-Annual Data Integrity Review
     Exhibit G               - Form of Schedule of ABS Information

     SALE AND SERVICING AGREEMENT, dated as of May 31, 2001 (this "Agreement"),
                                                                   ---------
among AmeriCredit One Trust, a Delaware business trust (the "Borrower"),
                                                             --------
AMERICREDIT FINANCIAL SERVICES, INC., a Delaware corporation ("AFS"), as a
                                                               ---
seller and as servicer (in such capacities, the "Primary Seller" and the
                                                 --------------
"Servicer", respectively), AmeriCredit Funding Corp. VI, a Delaware corporation,
 --------
as a seller ("AFC-VI" or the "Secondary Seller," and, together with the Primary
              ------          ----------------
Seller, the "Sellers," and each, a "Seller"), BANK ONE, NA (MAIN OFFICE
             -------                ------
COLUMBUS), a national banking association, as backup servicer (in such capacity, the "Backup Servicer") and as collateral agent (in such capacity, the
     ---------------
"Collateral Agent"), and BANK ONE, NA (MAIN OFFICE CHICAGO), as administrative
 ----------------
agent (in such capacity, the "Administrative Agent").
                              --------------------

     WHEREAS, AFS is engaged in the business of originating and acquiring motor vehicle retail installment sale contracts from motor vehicle dealers and third party lenders and of servicing such contracts and the related receivables; and

     WHEREAS, AFS may, at its option, from time to time sell certain contracts and the related receivables held by AFS to AFC-VI; and

     WHEREAS, the Borrower desires to enter into an agreement with the Sellers, pursuant to which the Borrower may, at its option, from time to time purchase from the Sellers such contracts and related receivables held by the Sellers and certain asset-backed securities held by the Primary Seller; and

     WHEREAS, the Borrower desires to retain AFS as servicer of such purchased contracts and receivables; and

     WHEREAS, AFS is willing to sell such contracts and such securities and is willing to service all such contracts and receivables and to hold the Receivable Files on behalf of the Administrative Agent;

     WHEREAS, the Borrower desires to obtain financing for its purchase of the contracts and receivables and the securities;

     WHEREAS, (i) any Seller and the Borrower will from time to time, pursuant to this Agreement, enter into a Receivables Sale Agreement, whereby the Sellers will sell, transfer and assign to the Borrower on the applicable Receivables Sale Date all of their rights, title and interests in and to additional Receivables and (ii) the Primary Seller and the Borrower will from time to time, pursuant to this Agreement, enter into ABS Sale Agreements, whereby the Primary Seller will sell, transfer and assign to the Borrower on the applicable ABS Sale Date all of its rights, title and interest in and to additional Asset Backed Securities; and

     WHEREAS, the Borrower, the Administrative Agent, the Securities Intermediary and several Secured Parties have entered into a Security and Funding Agreement, dated as of May 31, 2001 (as supplemented or otherwise modified and in effect from time to time being referred to hereinafter as the "Security and Funding Agreement"), pursuant to which, among other things, the
 ------------------------------
Secured Parties party thereto from time to time will provide funding to the

Borrower and the Borrower will pledge to the Administrative Agent for the benefit of the Secured Parties all of its right, title and interest in the Collateral, including, but not limited to, the Receivables, the Other Conveyed Property and the Asset Backed Securities;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions
                                   -----------
     Section 1.1 Definitions.
                 -----------

     As used herein, "Agreement" shall mean this Sale and Servicing Agreement, as it may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof. Unless the context otherwise requires, other capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in Annex A hereto, which Annex A is incorporated by reference herein.

     Section 1.2 Other Definitional Provisions.
                 -----------------------------

     (a) All terms defined in Annex A shall have such defined meanings when used in any instrument governed hereby and in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (b) The principles of construction set forth in Annex A shall apply to this Agreement.

                                   ARTICLE II

                 Sale of Receivables and Asset Backed Securities
                 -----------------------------------------------

     Section 2.1 Sale of Receivables. Subject to the satisfaction of the
                 -------------------
conditions precedent set forth in Article III hereof, in consideration of the Borrower's delivery to or upon the order of the relevant Seller of the Receivables Purchase Price therefor, the relevant Seller, on each Receivables Sale Date, in each case pursuant to a Receivables Sale Agreement, shall sell, transfer, assign, pledge, set over and otherwise convey to the Borrower, without recourse (subject to the obligations set forth herein), all right, title and interest of the relevant Seller in, to and under:

     (a) the Receivables sold on each such date, as listed in Schedule A to the relevant Receivables Sale Agreement, and all moneys received thereon after the Relevant Cutoff Date;

     (b) all security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables sold and any other interest of the relevant Seller in such Financed Vehicles;

     (c) all proceeds and all rights to receive proceeds with respect to the Receivables sold from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors and any proceeds from the liquidation of such Receivables;

     (d) all rights of the relevant Seller against Dealers pursuant to Dealer Agreements and/or Dealer Assignments;

     (e) all rights of the relevant Seller against Third-Party Lenders pursuant to Third-Party Loan Purchase Agreements and/or Third-Party Lender Assignments.

     (f) all rights under any Service Contracts on the related Financed
Vehicles;

     (g) the related Receivables Files; and

     (h) all proceeds of any and all of the foregoing.

     Section 2.1A Sale of Asset Backed Securities. Subject to the satisfaction
                  -------------------------------
of the conditions precedent set forth in Article III hereof, in consideration of the Borrower's delivery to or upon the order of the Primary Seller of the ABS Purchase Price therefor, the Primary Seller, on each ABS Sale Date, in each case pursuant to an ABS Sale Agreement, shall sell, transfer, assign, pledge, set over and otherwise convey to the Borrower, without recourse, all right, title and interest of the Primary Seller in, to and under the Asset Backed Securities sold on each such date, as listed in Schedule A to the relevant ABS Sale Agreement, and all distributions thereon and the security granted, and the rights and benefits of the holder thereof, under the related ABS Documents.

     Section 2.2 The Conveyed Assets; Nature of Transaction.
                 ------------------------------------------

     (a) Any and all of the property described in the foregoing Section 2.1 is
                                                                -----------
referred to as the "Conveyed Property." Any and all of the property described in the foregoing Section 2.1A is referred to as the "Conveyed Securities." The
              ------------
Conveyed Property and the Conveyed Securities are collectively referred to as the "Conveyed Assets."

     (b) It is the intention of each of the Sellers that each sale and assignment contemplated by this Agreement shall constitute a sale of the Receivables, the Asset Backed Securities and other property from the Sellers to the Borrower and the beneficial interest in and title to the Receivables, the Asset Backed Securities and the Other Conveyed Property shall not be part of any Seller's estate in the event of the filing of a bankruptcy petition by or against such Seller under any bankruptcy law. In the event that, notwithstanding the intent of each of the Sellers, the sale and assignment contemplated hereby is held not to be a sale, this Agreement and each Receivables Sale Agreement and each ABS Sale Agreement shall constitute a security agreement, and each of the Sellers hereby grants to the Borrower a security interest in all of the Conveyed Assets, whether now owned or hereafter acquired and wherever located, to secure the prompt and complete payment of a loan deemed to have been made in an amount equal to the purchase price of the Conveyed Assets of such Seller, together with the other obligations of such Seller under the Basic Documents to which such Seller is a party. At the request of the Borrower or the Administrative Agent, the Sellers, at their expense, will take all action necessary or advisable to perfect and protect such security interest, free and clear of all Liens (other than the Lien of the Administrative Agent).

     Section 2.3 Further Encumbrance of Conveyed Assets; Additional Covenants of
                 ---------------------------------------------------------------
the Sellers.
-----------

     (a) Immediately upon the conveyance to the Borrower by a Seller of any item of the Conveyed Assets, all right, title and interest of such Seller in and to such item of Conveyed Assets shall terminate, and all such right, title and interest shall vest in the Borrower.

     (b) Immediately upon the vesting of the Conveyed Assets in the Borrower, the Borrower shall have the sole right to transfer, sell, pledge or otherwise encumber, such Conveyed Assets. The Borrower shall grant a security interest in the Conveyed Assets to secure the repayment of the Secured Obligations pursuant to the Security and Funding Agreement.

     (c) Without limiting the foregoing, each of the Sellers covenants as follows with respect to itself and the relevant property:

          (i) Liens in Force. The Financed Vehicle securing each Receivable
              --------------
shall not be released by such Seller in whole or in part from the security interest granted under the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein and such Seller shall not take or permit any action inconsistent with the foregoing;

          (ii) No Impairment. Neither Seller shall do anything to impair the
               -------------
rights of the Borrower or the Secured Parties in the Receivables, the Dealer Agreements, the Dealer Assignments, the Third-Party Loan Purchase Agreements, the Third-Party Lender Assignments, the Insurance Policies or any other property or interest comprising the Other Conveyed Property or the Asset Backed Securities;

          (iii) No Amendment. Neither Seller shall take or permit any action to
                ------------
extend or otherwise amend the terms of any Receivable or Asset Backed Security or amend or waive, or give any consent or vote under any related Contract or ABS Documents, except in accordance with Section 5.2 hereof; and
                                     -----------

          (iv) Restrictions on Liens. Neither Seller shall: (i) create or incur
               ---------------------
or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of any Conveyed Assets, except for the Lien in favor of the Administrative Agent for the benefit of the Secured Parties, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to any Conveyed Assets, except in each case any such instrument solely securing the rights and preserving the Lien of the Administrative Agent, for the benefit of the Secured Parties. Neither Seller will take any action to cause any Receivable to be evidenced by an instrument (as such term is defined in the Relevant UCC).

     (d) The Sellers will furnish or cause to be furnished to the Administrative Agent (and the Administrative Agent promptly after receipt thereof shall forward to each of the Secured Parties):

          (i) within 90 days after the end of each fiscal year of AmeriCredit, the audited consolidated balance sheet and related statements of operations, shareholders' equity and cash flows of AmeriCredit as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by PricewaterhouseCoopers, LLC or other independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of AmeriCredit and its consolidated subsidiaries on a consolidated basis in accordance with GAAP;

          (ii) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of AmeriCredit, the consolidated balance sheet and related statements of operations of AmeriCredit as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, and statements of cash flows for AmeriCredit for the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of the financial officers of AmeriCredit as presenting fairly in all material respects the financial condition and results of its operations and its consolidated subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

          (iii) promptly after the same become publicly available, copies of all periodic and other reports (excluding the monthly 8-K filed for the securitization vehicles for the securitizations of AmeriCredit and/or its subsidiaries), proxy statements and other materials filed by AmeriCredit or any subsidiary with the Securities and Exchange Commission, or any governmental authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by AmeriCredit to its shareholders generally, as the case may be; and

          (iv) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of AmeriCredit or any subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent may reasonably request.

     (e) Registration of Asset Backed Securities. The Primary Seller when
         ---------------------------------------
conveying Asset Backed Securities to the Borrower shall cause such conveyed Asset Backed Securities to be credited to the ABS Account and, if in physical form, indorsed to the Securities Intermediary or indorsed in blank and delivered to the Securities Intermediary. The Primary Seller shall notify the Borrower, the Administrative Agent and the Secured Parties of any downgrade of any such Asset Backed Securities or if any such securities are placed on credit watch.

     (f) Monthly Reports Regarding Asset Backed Securities. The Primary Seller
         -------------------------------------------------
shall cause any servicer certificate regarding the Asset Backed Securities and all monthly reports regarding payments on Asset Backed Securities to be delivered to the Administrative Agent within two (2) Business Days after the issuance thereof.

                                  ARTICLE III

                             Conditions Precedent
                             --------------------

     Section 3.1 Conditions Precedent to the Effectiveness of this Agreement.
                 -----------------------------------------------------------
The effectiveness of this Agreement is subject to the following conditions precedent (provided, however, that payment by the Borrower of the amounts
           --------  -------
referred to in clause (ii) below may be made out of the proceeds of the Initial Funding):

          (i) the Borrower and the Administrative Agent shall have received, and found satisfactory in form and substance, each of the Basic Agreements (other than the Hedge Contracts, the Receivables Sale Agreements and the ABS Sale Agreements which will be delivered in connection with the sale of Receivables or Asset Backed Securities, as applicable), and each of the other documents, certificates and opinions set forth in Schedule 3.1; and

          (ii) to the extent necessary, an amount in immediately available funds shall have been received by the Administrative Agent from the Borrower for deposit to the Receivables Reserve Account to cause the total amount then on deposit therein to be equal to the Receivables Reserve Account Minimum and for deposit to the ABS Reserve Account to cause the total amount then on deposit therein to be equal to the ABS Reserve Account Minimum.

     Section 3.2 Conditions Precedent to Each Receivables Sale.
                 ---------------------------------------------

     The initial sale and each subsequent sale of Receivables shall be subject to the further conditions precedent that:

          (i) the relevant Seller shall have provided the Borrower and the Administrative Agent with a Receivables Sale Notice not later than one (1) Business Day prior to the relevant Receivables Sale Date and shall have provided any information reasonably requested by the Borrower and/or the Administrative Agent with respect to the Receivables to be sold to the Borrower on such Receivables Sale Date;

          (ii) the relevant Seller shall have caused the Servicer to provide the Borrower and the Administrative Agent with a Servicer's Receivables Sale Date Certificate not later than 12:30 P.M. (New York time) one (1) Business Day prior to the Receivables Sale Date, which Certificate shall set forth the Receivables Pool Balance as of the Reference Date, the Principal Balance of the Receivables to be sold, and such additional information as the Borrower and/or the Administrative Agent shall specify;

          (iii) the relevant Seller and the Borrower shall have executed and delivered to the Administrative Agent a duly executed Receivables Sale Agreement which shall include a Schedule A listing the Receivables to be sold on such Receivables Sale Date;

          (iv) the relevant Seller shall, to the extent required by Section 5.2,
                                                                    -----------
     have deposited in the Collection Account all collections received after the Relevant Cutoff Date with respect to the Receivables to be sold on such Receivables Sale Date;

          (v) as of each Receivables Sale Date, (A) the relevant Seller shall not be insolvent or become insolvent as a result of the sale of Receivables on such Receivables Sale Date, (B) such Seller shall not intend to incur or believe that it shall incur debts that would be beyond its ability to pay as such debts mature, (C) such sale shall not have been made with actual intent to hinder, delay or defraud any Person and (D) the assets of the relevant Seller shall not constitute unreasonably small capital to carry out its business as conducted;

          (vi) the Termination Date shall not have occurred;

          (vii) after giving effect to the sale of Receivables proposed to be made on any Receivables Sale Date, no Receivables Pool Limitations shall have been exceeded;

          (viii) each of the representations and warranties made by the relevant Seller pursuant to Section 4.1 with respect to each of the Receivables to
                        -----------
     be sold on such Receivables Sale Date shall be true and correct as of such Receivables Sale Date, and such Seller shall have performed all obligations to be performed by it hereunder on or prior to such Receivables Sale Date;

          (ix) the relevant Seller shall, at its own expense, no later than the Business Day following the Receivables Sale Date, indicate in its computer files that the Receivables identified in the Receivables Sale Agreement have been sold to the Borrower pursuant to this Agreement;

          (x) the relevant Seller shall have taken any action (including, but not limited to, the filing of appropriate UCC financing statements) required to maintain the ownership interest of the Borrower in the Receivables;

          (xi) no selection procedures adverse to the interests of the Borrower and/or the Secured Parties shall have been utilized in selecting the Receivables to be sold on such Receivables Sale Date;

          (xii) without limiting any of the foregoing, no event shall have occurred and remain continuing, nor would result from such sale of Receivables, that constitutes a Termination Event or a Potential Termination Event;

          (xiii) on each Receivables Sale Date, the Borrower shall have transferred to the Administrative Agent for deposit to the Receivables Reserve Account, the amount of the Receivables Reserve Shortfall Amount, if any, required to be made in connection with such sale (provided that such
                                                            --------
     payment may be made by the Borrower out of the proceeds of the Funding made on such date);

          (xiv) the relevant Seller shall have received a cash payment in the amount of the entire Receivables Purchase Price of the Receivables sold on such Receivables Sale Date, except to the extent that such Seller, at its option, elects to make a capital contribution to the Borrower;

          (xv) to the extent that, after giving effect to the sale of Receivables made on such date there would be one or more states of the United States in which Financed Vehicles securing more than 10% of the Receivables Pool Balance were titled and as to which states an Opinion of Counsel had not been given on the Effective Date or on a prior Receivables Sale Date as to the perfection, priority and enforceability of the Administrative Agent's security interest, on behalf of the Secured Parties, in the relevant Financed Vehicle, for each such state, the relevant Seller shall have caused to be delivered to the Borrower and the Administrative Agent such an Opinion of Counsel satisfactory in form and substance to the Borrower and the Administrative Agent to be given by in-house counsel to the relevant Seller with respect to such jurisdiction;

          (xvi) without limiting the foregoing, the Administrative Agent shall have received and found satisfactory in form and substance the Hedge Contracts to be effective as of the related Receivables Sale Date and each of which shall, among other things, (A) be, along with any other Hedge Contracts, in an aggregate notional amount equal to the portion of the Aggregate Net Investment relating to Receivables (including any Aggregate Net Investment to be made in connection with such sale of Receivables); (B) shall have a strike rate based on a floating rate index so as not to create an Excess Spread Deficiency and, in the case of any cap, for which the entire consideration is payable by the Borrower thereunder on the related Receivables Sale Date; (C) have an amortization schedule and margin above LIBOR, if any (the resulting periodic scheduled payments thereunder, "Scheduled Hedge Payments") in form and substance satisfactory to the
      ------------------------
     Administrative Agent and the Rating Agencies and shall be documented via ISDA documentation in form and substance satisfactory to the Administrative Agent and the Rating Agencies; and (D) provide for any payments by the Hedge Counterparty thereunder to be payable on the last Business Day of each calendar month directly into the Collection Account;

          (xvii) the Borrower shall have delivered to the Administrative Agent an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 3.2;
                                 -----------

          (xviii) the Servicer, acting as Custodian pursuant to Section 4.3
                                                                -----------
     hereof or any successor Custodian acting in such capacity pursuant to
     Section 4.3, shall have received the Receivable File for each Receivable
     -----------
     sold on such Receivable Sale Date;

          (xix) the relevant Seller and the Borrower shall have taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected security interest to exist in favor of the Borrower in the Financed Vehicle securing each Receivable being sold (and the proceeds of such Financed Vehicle) (provided, however,
                                                             --------  -------
     that, prior to (X) the occurrence of a Servicer Termination Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Administrative Agent or, (Y) at any time, the request by the Required APA Banks, for the recordation of the Borrower's lien on such Financed Vehicle's certificate of title, no such recordation shall be required) and such security interest is and shall be prior to all other liens upon and security interests in such Financed Vehicle (and the proceeds thereof) that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanic's liens that may arise after the applicable date of sale of such Receivable hereunder); and

          (xx) the relevant Seller and the Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Administrative Agent, on behalf of the Secured Parties, a valid, subsisting and enforceable first priority perfected security interest in the Borrower's first priority perfected security interest in the Financed Vehicle securing each Receivable being sold (and the proceeds of such Financed Vehicle) (provided, however, that, prior to (X) the occurrence of
                        --------  -------
     a Servicer Termination Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Administrative Agent or, (Y) at any time, the request by the Required APA Banks, for the recordation of the Borrower's and/or the Administrative Agent's lien on such Financed Vehicle's certificate of title, no such recordation shall be required), and such security interest is and shall be prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created; and

          (xxi) with respect to the initial sale of Receivables hereunder, the Administrative Agent shall have received, and found satisfactory in form, a rating letter from Moody's assigning the VFN a rating of at least A2 and a rating letter from S&P assigning a rating of at least A.

          Section 3.3 Conditions Precedent to Each Asset Backed Securities Sale.
                      ---------------------------------------------------------

          (a) The initial sale of Asset Backed Securities shall be subject to the condition precedent to the delivery by the Borrower of an Opinion of Counsel to the Administrative Agent in form and substance satisfactory to the Administrative Agent regarding Article 8 matters under the UCC with respect to the ABS Account and the Asset Backed Securities.

          (b) The initial sale and each subsequent sale of Asset Backed Securities shall be subject to the further conditions precedent that:

               (i) the Primary Seller shall have provided the Borrower and the Administrative Agent with an ABS Sale Notice not later than one (1) Business Day prior to such ABS Sale Date and shall have provided any information reasonably requested by the Borrower and/or the Administrative Agent with respect to the Asset Backed Securities to be sold to the Borrower on such ABS Sale Date;

               (ii) the Primary Seller shall have caused the Servicer to provide the Borrower and the Administrative Agent with a Servicer's ABS Sale Date Certificate and an ABS Schedule of Information in the form of Exhibit G not later than 12:30 P.M. (New York time) one (1) Business Day prior to the ABS Sale Date;

               (iii) the Primary Seller and the Borrower shall have executed and delivered to the Administrative Agent a duly executed ABS Sale Agreement which shall include a Schedule A listing the Asset Backed Securities to be sold on such ABS Sale Date;

               (iv) the Termination Date shall not have occurred;

               (v) each of the representations and warranties made by the Primary Seller pursuant to Section 4A.1 with respect to each of the Asset Backed
                           ------------
Securities to be sold on such ABS Sale Date shall be true and correct as of such ABS Sale Date, and the Primary Seller shall have performed all of its obligations to be performed by it hereunder on or prior to such ABS Sale Date;

               (vi) the Primary Seller shall have caused the Asset Backed Securities to be credited to the ABS Account and, if such Asset Backed Securities are in physical form indorsed to the Securities Intermediary or indorsed in blank and delivered to the Securities Intermediary;

               (vii) without limiting any of the foregoing, no event shall have occurred and remain continuing, nor would result from such sale of such Asset Backed Securities, that constitutes a Termination Event or a Potential Termination Event;

               (viii) on each ABS Sale Date, the Borrower shall have transferred to the Administrative Agent for deposit in the ABS Reserve Account, the amount of the ABS Reserve Account Shortfall, if any, required to be made in connection with such sale (provided that such payment may be made by the Borrower out of
                --------
the proceeds of the Funding made on such date);

               (ix) the Primary Seller shall have received a cash payment in the amount of the entire ABS Purchase Price of the Asset Backed Securities sold on such ABS Sale Date, except to the extent that the Primary Seller makes a capital contribution into the Borrower;

               (x) without limiting the foregoing, the Administrative Agent shall have received and found satisfactory in form and substance the Hedge Contracts to be effective as of the related ABS Sale Date and each of which shall be acceptable to the Administrative Agent, each of the Secured Parties and the Rating Agencies;

               (xi) the Account Control Agreement shall have been executed;

               (xii) with respect to each Asset Backed Security that is a variable pay term note (a "VPTN") or a variable pay revolving note (a "VPRN"),
                           ----                                        ----
(A) there shall be no more than 10% of the original principal amount of any other Asset Backed Security purchased hereunder that is also a VPTN within the same issue and is then outstanding or there shall have been no unreimbursed amounts outstanding under a VPRN and (B) the Servicer shall have paid in full any outstanding amounts due under any such VPTN or VPRN;

               (xiii) with respect to the initial sale of Asset Backed Securities hereunder, the Administrative Agent shall have received (if not already provided pursuant to Section 3.2(xxii) hereunder), and found satisfactory in form, a rating letter from Moody's assigning the VFN a rating of at least A2 and a rating letter from S&P assigning a rating of at least A;

               (xiv) the Administrative Agent shall have received, and found satisfactory in form and substance, any rating letter issued with respect to such Asset Backed Security; and

               (xv) the Borrower shall have delivered to the Administrative Agent an Officer's Certificate confirming the satisfaction of each condition precedent specified in this Section 3.3.
                            ------------

                                   ARTICLE IV

                                The Receivables
                                ---------------

     Section 4.1 Representations and Warranties of Sellers. Each of the Sellers
                 -----------------------------------------
makes the representations and warranties, set forth on the Schedule of Representations attached hereto as Schedule B, as to the Receivables on which the Borrower is relying in acquiring the Receivables and upon which the Secured Parties are relying in making any Advance pursuant to the Security and Funding Agreement. Such representations and warranties speak as of the execution and delivery of this Agreement and as of each Receivables Sale Date with respect to the Receivables sold on such date, but shall survive the sale, transfer and assignment of the Receivables to the Borrower and the pledge thereof to the Administrative Agent pursuant to the Security and Funding Agreement.

     Section 4.2 Repurchase Upon Breach. Each Seller, the Servicer or the
                 ----------------------
Borrower, as the case may be, shall inform the other parties to this Agreement promptly, in writing, (i) upon the discovery of any breach of any Seller's representations and warranties made pursuant to Section 4.1, and (ii) of any
                                                -----------
Receivable for which the related Lien Certificate has not been received within 150 days following the Receivables Sale Date with respect thereto (for purposes of this Section 4.2, each of the foregoing referred to as a "breach"). As of the
        -----------
last day of the month in which either Seller, the Servicer or the Borrower, as the case may be, discovers the breach, or in which the relevant Seller receives notice of such breach, unless such breach is cured by such date, the Seller which sold such asset to the Borrower shall repurchase any Receivable sold by it that is adversely affected and/or in which the interests of the Borrower or the Secured Parties are adversely affected by any such breach. In consideration of and simultaneously with the repurchase of the Receivable, the relevant Seller shall remit, or cause the Servicer to remit, to the Collection Account the Repurchase Obligation Amount in the manner specified in Section 6.7 and the Borrower shall execute such assignments and other
   -----------
documents reasonably requested by such Person in order to effect such repurchase. The sole remedy of the Borrower, the Administrative Agent, or the Secured Parties with respect to a breach of representations and warranties pursuant to Section 4.1 and the agreement contained in this Section shall be the
            -----------
repurchase of Receivables and the applicable Seller indemnity pursuant to this Section, subject to the conditions contained herein. Neither the Administrative Agent nor the Borrower nor any Secured Party shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Receivable pursuant to this Section.

     In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by the relevant Seller, the Sellers jointly and severally shall indemnify the Borrower, the Backup Servicer, the Administrative Agent and the Secured Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     Section 4.3 Custody of Receivable Files. (a) Subject to the terms and
                 ---------------------------
conditions hereof, in connection with the sale, transfer and assignment of the Receivables and the Other Conveyed Property to the Borrower pursuant to this Agreement, the Administrative Agent (acting at the direction of the Required APA Banks) hereby revocably appoints AFS, and AFS hereby accepts such appointment, as custodian and bailee on behalf of the Administrative Agent (for the benefit of the Secured Parties) (in such capacity, the "Custodian") to maintain
                                                ---------
exclusive custody of the Receivable Files relating to the Receivables from time to time pledged to the Administrative Agent (for the benefit of the Secured Parties); provided, however, that none of the Administrative Agent or any other
          --------  -------
Secured Party shall be responsible for the acts or omissions of AFS in such capacity. In performing its duties hereunder, the Custodian agrees to act with that degree of care, skill and attention that a commercial bank acting in the capacity of a custodian would exercise with respect to files relating to comparable automotive or other receivables that it services or holds for itself or others, and, in any event, to exercise at least that degree of care, skill and attention that it exercises with respect to its own assets. The Custodian hereby and as of each Receivables Sale Date with respect to the Receivables sold on such date, acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables, subject to any exceptions noted on the Servicer's Acknowledgment. As evidence of its acknowledgment of such receipt of such Receivables, the Custodian shall execute and deliver on each Receivables Sale Date with respect to the Receivables sold on such date, the Servicer's Acknowledgment in the form attached hereto as Exhibit E.

     The Custodian shall act as the agent of the Administrative Agent as custodian of the following documents or instruments in its possession which shall be delivered to the Custodian as agent of the Administrative Agent on or before each Receivables Sale Date (with respect to each Receivable):

          (i) the fully executed original of the Receivable (together with any agreements modifying the Receivable, including without limitation any extension agreements);

          (ii) the original credit application (or, if no such credit application has been completed, other evidence of application being made or credit evaluation being conducted), or a copy thereof, of each Obligor, fully executed by each such Obligor on the Custodian's customary form, or on a form approved by the Custodian, for such application;

          (iii) (1) for any Contract secured by a Financed Vehicle registered in any state with the prior consent of the Administrative Agent (acting in its reasonable discretion) for which the Paperless Title System is used to evidence title to and any lien in such Financed Vehicle, a computer printout or similar documentary evidence that there is an electronic record in the Paperless Title System indicating that such Financed Vehicle is owned by the Obligor and subject to the interest of the relevant Seller as first lienholder or secured party (when such electronic record becomes available through the Paperless Title System), provided that a computer printout sheet listing multiple Financed
         --------
Vehicles registered through the Paperless Title System shall be deemed included in a Receivable File for a Contract if such printout has been made available to the Administrative Agent, or (2) for any Contract secured by a Financed Vehicle registered in a state for which the Paperless Title System is not available to evidence title to and any lien in the Financed Vehicle, or for any Contract secured by a Financed Vehicle registered in any state where the Paperless Title System was not used, the original certificate of title (when received) and otherwise such documents, if any, that the Custodian keeps on file in accordance with its customary procedures indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of the relevant Seller as first lienholder or secured party, or, if such original certificate of title has not yet been received, a copy of the application therefor, showing the relevant Seller as secured party;

          (iv) a true and complete copy of the duly executed Dealer Assignment or Third-Party Lender Assignment; and

          (v) a true and complete copy of the duly executed Insurance Policy.

     (b) The Administrative Agent may act as the Custodian, in which case the Administrative Agent shall be deemed to have assumed the obligations of AFS in such capacity as Custodian specified herein.

         So long as AFS is acting as Custodian hereunder, AFS shall not resign from such obligations and duties as Custodian imposed on it by this Agreement, except upon a determination that by reason of a change in legal requirements, the performance of such duties and obligations under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on it and the Administrative Agent does not elect to waive the obligations of AFS with respect to the performance of the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of AFS in such capacity shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Administrative Agent.

Immediately after receipt of notice of termination of AFS as Custodian hereunder, AFS shall deliver the Receivable Files to the Administrative Agent on behalf of the Secured Parties, at such place or places as the Administrative Agent may designate, and the Administrative Agent, or its agent, as the case may be, shall act as Custodian for such Receivable Files on behalf of the Secured Parties until such time as a successor Custodian has been appointed by the Administrative Agent. (For the avoidance of doubt, during any such period, the Administrative Agent shall be acting in its capacity as Administrative Agent, including the standard of care and liability in such capacity, and not as a successor "Custodian" hereunder.) If, within seventy-two (72) hours after the termination of AFS as Custodian hereunder, AFS has not delivered the Receivable Files in accordance with the preceding sentence, the Administrative Agent may enter the premises of AFS and remove the Receivable Files from such premises.

     (c) In the event that AFS no longer serves as Custodian with respect to the Receivable Files, upon payment in full of any Receivable, the Servicer will notify such other party acting as Custodian pursuant to a certificate of an officer of the Servicer (which certificate shall include a statement to the effect that all amounts received in connection with such payments which are required to be deposited in the Collection Account pursuant to Section 5.1 have
                                                               -----------
been so deposited) and shall request delivery of the Receivable and Receivable File to the Servicer; provided, however, that so long as AFS acts in the
                      --------  -------
capacities of Servicer and of Custodian, such notice by the Servicer may be made in such other form and manner as are consistent with the Servicer's customary operating procedures. From time to time as appropriate for servicing and enforcing any Receivable, the party acting as Custodian shall, upon written request of an officer of the Servicer and delivery to such party of a receipt signed by such officer, cause the original Receivable and the related Receivable File to be released to the Servicer. The Servicer's receipt of a Receivable and/or Receivable File shall obligate the Servicer to return the original Receivable and the related Receivable File to the Custodian when its need by the Servicer has ceased unless the Receivable is repurchased as described in Section
                                                                         -------
4.2 or 5.7. The Servicer, while in possession of the Receivable Files, shall
---    ---
hold such Receivable Files as custodian and bailee for the Administrative Agent for the benefit of the Secured Parties.

     (d) The Custodian agrees to maintain the Receivable Files at its principal office or at such other office as shall from time to time be identified to the Administrative Agent, and the Custodian will hold the Receivable Files in such office on behalf of the Administrative Agent, clearly identified on its records as being separate from any other instruments and files, including other instruments and files held by the Custodian, and in compliance with Section
                                                                    -------
4.4(b) hereof.
------
     Section 4.4 Duties of Custodian With Respect to Receivable Files.
                 ----------------------------------------------------

     (a) Safekeeping. The Custodian shall hold the Receivable Files on behalf of
         -----------
the Administrative Agent, for the benefit of the Secured Parties, clearly identified as being separate from all other files or records maintained by the Custodian, whether at the same or any other location, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as are required to comply with the terms and conditions of this Agreement. Each Receivable shall be stamped on both of the first page and the signature page (if different) as is deemed necessary or desirable by the Secured Parties. Each

Receivable shall be identified on the books and records of the Custodian in a manner that (i) is consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar receivables, (ii) indicates that the Receivables are held by the Custodian on behalf of the Administrative Agent and (iii) is otherwise necessary, as reasonably determined by the Custodian, to comply with the terms of this Agreement. The Custodian shall conduct, or cause to be conducted, periodic physical inspections of the Receivable Files held by it under this Agreement, and of the related accounts, records and computer systems, in such a manner as shall enable the Administrative Agent and the Custodian to verify the accuracy of the Custodian's inventory and record keeping. Such inspections shall be conducted at such times, in such manner and by such persons including, without limitation, independent accountants, as the Administrative Agent may request and the cost of such inspections shall be borne by the Custodian. The Custodian shall promptly report to the Administrative Agent any failure on the Custodian's part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and the Custodian shall promptly take appropriate action to remedy any such failure. Notwithstanding the above, if reasonably requested by the Administrative Agent, the Custodian shall promptly make copies or other electronic file records (e.g. diskettes, CD's, etc.) (the "Copies") of the
                                                           ------
Receivable Files related to any or all of the Receivables and shall deliver such Copies to the Administrative Agent, and the Administrative Agent shall hold such Copies on behalf of the Secured Parties. Subject to Section 4.4(b) hereof, the
                                                    --------------
Custodian shall at all times maintain the original of the fully executed original retail installment sales contract or installment loan contract and of the Lien Certificate or application therefore, if no such Lien Certificate has yet been issued, relating to each Receivable in a fire proof vault.

     (b) Access to Records. The Custodian shall, subject only to the Custodian's
         -----------------
security requirements applicable to its own employees having access to similar records held by the Custodian, which requirements shall be consistent with the practices of a commercial bank acting in the capacity of custodian with respect to similar files or records, and at such times as may be reasonably imposed by the Custodian, permit only the Secured Parties and the Administrative Agent or their duly authorized representatives, attorneys or auditors to inspect the Receivable Files and the related accounts, records, and computer systems maintained by the Custodian pursuant hereto at such times as the Secured Parties or the Administrative Agent may reasonably request.

     (c) Release of Documents. In the event that AFS no longer serves as
         --------------------
Custodian with respect to the Receivable Files, such party shall release any Receivable in the Receivable Files to the Custodian either upon (1) payment in full of any Receivable or (2) as required from time to time as appropriate for servicing and enforcing any Receivable, subject to satisfaction of the conditions set forth in Section 4.3(b) of this Agreement.
                        --------------

     (d) Administration; Reports. The Custodian shall, in general, attend to all
         -----------------------
ministerial matters in connection with maintaining custody of the Receivable Files on behalf of the Administrative Agent. In addition, the Custodian generally shall assist the Administrative Agent in the preparation of any routine reports to Secured Parties or to regulatory bodies, to the extent necessitated by the Custodian's custody of the Receivable Files.

     (e) Review of Lien Certificates. On or before each Determination Date, the
         ---------------------------
Custodian shall deliver to the Administrative Agent a listing of each Receivable with respect to which a Lien Certificate, showing AFS as secured party, was not included in the related Receivable File as of the sixtieth (60th) day following the date of origination of such Receivable.

     Section 4.5 Instructions; Authority to Act. The Custodian shall be deemed
                 ------------------------------
to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Responsible Officer of the Administrative Agent. Such instructions may be general or specific in terms.

                                  ARTICLE IV-A

                           The Asset Backed Securities
                           ---------------------------

     Section 4A.1 Representations and Warranties of the Primary Seller. The
                  ----------------------------------------------------
Primary Seller makes the representations and warranties, set forth on the Schedule of Representations attached hereto as Schedule C, as to the Asset Backed Securities on which the Borrower is relying in acquiring the Asset Backed Securities and upon which the Secured Parties are relying in making any Advance pursuant to the Security and Funding Agreement. Such representations and warranties speak as of the execution and delivery of this Agreement and as of each ABS Sale Date with respect to the Asset Backed Securities sold on such date, but shall survive the sale, transfer and assignment of the Asset Backed Securities to the Borrower and the pledge thereof to the Administrative Agent pursuant to the Security and Funding Agreement.

     Section 4A.2 Repurchase Upon Breach or Downgrade. The Primary Seller, the
                  -----------------------------------
Servicer or the Borrower, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon (a) the discovery of any breach of the Primary Seller's representations and warranties made pursuant to Section 4A.1
                                                                 ------------
(for purposes of this Section 4A.2, the foregoing is referred to as a "breach")
                      ------------
and (b) the withdrawal, suspension or downgrade of the rating of any Asset Backed Security pledged to the Secured Parties pursuant to the Security and Funding Agreement. No later than (x) in the case of any such breach, the second Business Day after which the Primary Seller, the Servicer or the Borrower, as the case may be, discovers the breach, or in which the Primary Seller receives notice of such breach, unless such breach is cured by such date, or (y) in the case of any such withdrawal, suspension or downgrade, the fifth Business Day after such withdrawal, suspension or downgrade, the Primary Seller shall repurchase any Asset Backed Security sold by it that is (1) adversely affected and/or in which the interests of the Borrower or the Secured Parties are adversely affected by any such breach or (2) the subject of such withdrawal, suspension or downgrade, as the case may be. In consideration of and simultaneously with the repurchase of the Asset Backed Securities, the Primary Seller shall remit, or cause the Servicer to remit, to the Collection Account the ABS Repurchase Obligation Amount in the manner specified in Section 6.7 and
                                                                -----------
the Borrower shall execute such assignments and other documents reasonably requested by such Person in order to effect such repurchase. The sole remedy of the Borrower, the Administrative Agent, or the Secured Parties with respect to a breach of representations and warranties pursuant to Section 4A.1 and the
                                                     ------------
agreement contained in this Section or the withdrawal, suspension or downgrade of the rating of any Asset

Backed Security pledged to the Secured Parties shall be the repurchase of relevant Asset Backed Securities and the Primary Sellers' indemnity pursuant to this Section, subject to the conditions contained herein. Neither the Administrative Agent nor the Borrower shall have a duty to conduct any affirmative investigation as to the occurrence of any conditions requiring the repurchase of any Asset Backed Security pursuant to this Section.

     In addition to the foregoing and notwithstanding whether the related Asset Backed Security shall have been purchased by the Primary Seller, the Primary Seller shall indemnify the Borrower, the Backup Servicer, the Administrative Agent and the Secured Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach or such withdrawal, suspension or downgrade.



                                    ARTICLE V

                  Administration and Servicing of Receivables
                  -------------------------------------------

       Section 5.1 Appointment; Standard of Care; Duties of the Servicer.
                   -----------------------------------------------------

     (a) The Servicer is hereby authorized to act as agent for the Borrower and in such capacity shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. So long as AFS is the Servicer, the Servicer agrees that its servicing of the Receivables shall be carried out in accordance with the Credit and Servicing Procedures and, with respect to any matters not expressly covered by such Credit and Servicing Procedures or, in the event the Servicer is not AFS, in accordance with customary and usual procedures of institutions that are primarily engaged in the business of servicing motor vehicle retail installment sales contracts or installment loan contracts; provided that in any event the
                                               --------
Servicer shall exercise at least the degree of skill and attention that the Servicer exercises from time to time with respect to all comparable motor vehicle receivables that it services for itself or others (the foregoing standard of care being referred to as the "Servicing Standard").
                                           ------------------

     (b) The Servicer's duties shall include, without limitation: collection and posting of all payments; responding to inquiries of Obligors on the Receivables; investigating delinquencies; sending payment coupons to Obligors; reporting any required tax information to Obligors; monitoring the Collateral; complying with the terms of the Lockbox Agreement; accounting for collections and furnishing monthly statements to the Borrower and the Administrative Agent with respect to collections and distributions, as well as the Servicer statements required in connection with each sale of Receivables; monitoring the status of Insurance Policies with respect to the Financed Vehicles and performing the other duties specified herein. The Servicer shall also administer and enforce all rights and responsibilities of the holder of the Receivables provided for in the Dealer Agreements (and shall maintain possession of the Dealer Agreements, to the extent it is necessary to do so), the Dealer Assignments and the Insurance Policies, to the extent that such Dealer Agreements, Dealer

Assignments and Insurance Policies relate to the Receivables, the Financed Vehicles or the Obligors. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies, and procedures and shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Borrower to execute and deliver, on behalf of the Borrower, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that notwithstanding the foregoing, the Servicer
          --------  -------
shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Receivable or waive the right to collect the unpaid balance of any Receivable from the Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Borrower, a legal proceeding to enforce a Receivable pursuant to
Section 5.3 or to commence or participate in any other legal proceeding
-----------
(including, without limitation, a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower shall thereupon be deemed to have automatically assigned such Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Administrative Agent shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     (c) The provisions of this subsection (c) are applicable only so long as AFS is the Servicer. On each Determination Date, together with the Servicer's Determination Date Certificate to be delivered on such date, which Servicer's Determination Date Certificate shall include a statement that no modification has been made to the Credit and Servicing Procedures that could be reasonably expected to have a material adverse effect on the Borrower and/or the Secured Parties, the Servicer shall deliver to the Administrative Agent a description of any modification made to the Credit and Servicing Procedures since the last Determination Date. The Servicer further agrees that it shall not make any changes to the Credit and Servicing Procedures that could reasonably be expected to have a material adverse effect on the Borrower and/or the Secured Parties unless it has given the Administrative Agent (for transmittal to the APA Banks and the Rating Agencies) at least 20 days' prior written notice of such proposed modification and the Required APA Banks have not objected in writing prior to the expiration of such 20 day period.

     Section 5.2 Collection of Receivable Payments; Modifications of
                 ---------------------------------------------------
Receivables; Lockbox Agreements.
-------------------------------

     (a) Consistent with the Servicing Standard, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable automobile receivables that it services for itself or others and otherwise act with respect to the Receivables, the Dealer Agreements, the Dealer Assignments, the Third-Party Loan Purchase Agreements, the Third-Party Lender Assignments, the Insurance Policies and the Other Conveyed Property in such manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may at any time agree to a modification or amendment of a Receivable in order to (i) change the Obligor's regular due date to a date within the Collection Period in which such due date occurs or (ii) reamortize the Scheduled Payments on the Receivable following a partial prepayment of principal.

     (c) The Servicer may grant payment extensions on, or other modifications or amendments to, a Receivable (in addition to those modifications permitted by
Section 5.2(b)) in accordance with the Credit and Servicing Procedures and the
---------------
Servicing Standard if the Servicer believes in good faith that such extension, modification or amendment is necessary to avoid a default on such Receivable, will maximize the amount to be received by the Borrower with respect to such Receivable, and is otherwise in the best interests of the Borrower; provided,
                                                                    --------
however, that:
-------

          (i) The aggregate period of all extensions on a Receivable shall not exceed six months;

          (ii) In no event may a Receivable be extended such that the final payment scheduled to be made thereunder would be more than 78 months beyond the date of origination; and

          (iii) the Servicer shall not amend or modify a Receivable (except as provided in Section 5.2(b) and this Section 5.2(c)) without the consent of
                 --------------          ---------------
     the Administrative Agent (acting at the direction of the Required APA
     Banks).

     (d) The Servicer shall use its best efforts to notify or direct Obligors to make all payments on the Receivables, whether by check or by direct debit of the Obligor's bank account, to be made directly to the Lockbox Bank. The Servicer shall use its best efforts to notify or direct any Lockbox Bank to deposit all payments on the Receivables in the Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Lockbox Account on account of such payments to be transferred to the Collection Account no later than the second Business Day after receipt of such payments. The Lockbox Account shall be a demand deposit account held by the Lockbox Bank, or at the request of the Administrative Agent, acting at the direction of the Required APA Banks, an Eligible Deposit Account.

     On the first day on which a payment coupon is delivered to an Obligor following the Relevant Cutoff Date, but not to exceed thirty-one (31) days following such Relevant Cutoff Date, the Servicer shall have notified each Obligor that makes its payments on the Receivables by check to make such payments thereafter directly to the Lockbox Bank (except in the case of Obligors that have already been making such payments to the Lockbox Bank), and shall have provided each such Obligor with remittance invoices in order to enable such Obligors to make such payments directly to the Lockbox Bank for deposit into the Lockbox Account, and the Servicer will continue, not less often than every three months, to so notify those Obligors who have failed to make payments to the Lockbox Bank. If and to the extent requested by the Administrative Agent, acting at the direction of the Required APA Banks, the Servicer shall request each Obligor that makes payment on the Receivables by direct debit of such Obligor's bank account, to execute a new authorization for automatic payment which in the judgment of the Administrative Agent, acting at the direction of the Required APA Banks, is sufficient to authorize direct debit by the Lockbox Bank on behalf of the Borrower. If at any time, the Lockbox Bank is unable to directly debit an Obligor's bank account that makes payment on the Receivables by direct debit and if such inability is not cured within 15 days or cannot be cured by execution by the Obligor of a new authorization for automatic payment, the Servicer shall notify such Obligor that it cannot make payment by direct debit and must thereafter make payment by check.

     Notwithstanding any Lockbox Agreement, or any of the provisions of this Agreement relating to the Lockbox Agreement, the Servicer shall remain obligated and liable to the Borrower, the Administrative Agent and Secured Parties for servicing and administering the Receivables and the other Conveyed Property in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue thereof, provided, however, that the foregoing
                                           --------  -------
shall not apply to any Backup Servicer for so long as a Lockbox Bank is performing its obligations pursuant to the terms of a Lockbox Agreement.

     In the event of a termination of the Servicer, the successor Servicer shall assume all of the rights and obligations of the outgoing Servicer under the Lockbox Agreement subject to the terms hereof. In such event, the successor Servicer shall be deemed to have assumed all of the outgoing Servicer's interest therein and to have replaced the outgoing Servicer as a party to each such Lockbox Agreement to the same extent as if such Lockbox Agreement had been assigned to the successor Servicer, except that the outgoing Servicer shall not thereby be relieved of any liability or obligations on the part of the outgoing Servicer to the Lockbox Bank under such Lockbox Agreement. The outgoing Servicer shall, upon request of the Administrative Agent (acting at the direction of the Required APA Banks), but at the expense of the outgoing Servicer, deliver to the successor Servicer all documents and records relating to each such Lockbox Agreement and an accounting of amounts collected and held by the Lockbox Bank and otherwise use its best efforts to effect the orderly and efficient transfer of any Lockbox Agreement to the successor Servicer. In the event that the Administrative Agent elects to change the identity of the Lockbox Bank, the outgoing Servicer, at its expense, shall cause the Lockbox Bank to deliver, at the direction of the Administrative Agent to the Administrative Agent or a successor Lockbox Bank, all documents and records relating to the Receivables and all amounts held (or thereafter received) by the Lockbox Bank (together with an accounting of such amounts) and shall otherwise use its best efforts to effect the orderly and efficient transfer of the lockbox arrangements and the Servicer shall notify the Obligors to make payments to the Lockbox established by the successor.

     (e) The Servicer shall remit all payments by or on behalf of the Obligors received directly by the Servicer (including any such payments forwarded to the Servicer for special handling pursuant to the Lockbox Agreement) into the Collection Account as soon as practicable, but in no event later than the Business Day after receipt thereof (and in the case of a check, one Business Day after such check has cleared, but in no event later than the third Business Day after receipt thereof).

     Section 5.3 Realization Upon Receivables.
                 ----------------------------

     (a) Consistent with the Servicing Standard, the Servicer shall use its best efforts to repossess (or otherwise comparably convert the ownership of) and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer has determined that payments thereunder are not likely to be resumed, as soon as is practicable after default on such Receivable but in no event later than the date on which all or any portion of a Scheduled Payment has become 91 days delinquent; provided, however, that the Servicer may elect not to repossess
                 --------  -------
a Financed Vehicle within such time period if in its good faith judgment it determines that the proceeds ultimately recoverable with respect to such Receivable would be increased by forbearance. The Servicer is authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the Servicing Standard, which practices and procedures may include reasonable efforts to realize upon any recourse to Dealers, the sale of the related Financed Vehicle at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such a Receivable. The foregoing is subject to the provision that, in any case in which the Financed Vehicle shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Financed Vehicle unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Receivable by an amount greater than the amount of such expenses. All amounts received upon liquidation of a Financed Vehicle shall be remitted directly by the Servicer to the Collection Account as soon as practicable, but in no event later than the Business Day after receipt thereof. The Servicer shall be entitled to recover all reasonable expenses incurred by it in the course of repossessing and liquidating a Financed Vehicle into cash proceeds (including, without limitation, any personal property taxes assessed on such Financed Vehicles). Such expenses, at the option of the Servicer: (i) shall be reimbursable as Servicer Advances on the Distribution Date next following the liquidation of the Financed Vehicle (or, if consistent with the Servicing Standard the Servicer shall have made a determination that the Financed Vehicle cannot be repossessed and/or liquidated, on the Distribution Date next following the delivery to the Borrower and the Administrative Agent of an Officer's Certificate of the Servicer to such effect); or (ii) shall be retained by the Servicer as deductions from the cash proceeds of such Financed Vehicle, any deficiency obtained from the Obligor or any amounts received from the related Dealer, which proceeds and other such cash receipts shall not be required to be deposited as required by Section 5.2(e) and the foregoing provisions of this
                         --------------
Section 5.3(a) to the extent of such Servicer disbursements. Notwithstanding
--------------
anything to the contrary in the foregoing, the Servicer shall not pay any such reimbursable expense with respect to a Financed Vehicle to the extent that it does not reasonably expect, after reasonable inquiry, to be reimbursed for such expenses from the collections on the Receivable relating to such Financed Vehicle.

     (b) If the Servicer elects to commence a legal proceeding to enforce a Dealer Agreement or Dealer Assignment, the act of commencement shall be deemed to be an automatic assignment from the Borrower to the Servicer of the rights under such Dealer Agreement and Dealer Assignment for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce a Dealer Agreement or Dealer Assignment on the grounds that it is not a real party in interest or a Person entitled to enforce the Dealer Agreement or Dealer Assignment, the Administrative Agent, at the Borrower's expense, or the relevant Seller, at the Borrower's expense, shall take such steps as the Servicer deems necessary to enforce the Dealer Agreement or Dealer Assignment, including bringing suit in its name or the name of the relevant Seller or of the Borrower and/or the Administrative Agent for the benefit of the Secured Parties. All amounts recovered shall be remitted directly by the Servicer as provided in Section 5.2(e).
                               --------------

     Section 5.4 Insurance.
                 ---------

     (a) The Servicer shall require, in accordance with the Servicing Standard, that each Financed Vehicle be insured by the related Obligor under the Insurance Policies referred to in Paragraph "n" of the Schedule of Representations and Warranties and shall monitor the status of such physical loss and damage insurance coverage thereafter, in accordance with the Servicing Standard. Each Receivable requires the Obligor to maintain such physical loss and damage insurance, naming the relevant Seller and its successors and assigns as additional insureds, and permits the holder of such Receivable to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to maintain such insurance. If the Servicer shall determine that an Obligor has failed to obtain or maintain a physical loss and damage Insurance Policy covering the related Financed Vehicle which satisfies the conditions set forth in such Paragraph "n" (including, without limitation, during the repossession of such Financed Vehicle), the Servicer, to the extent required by its Servicing Standard, shall enforce the rights of the holder of the Receivable under the Receivable to require the Obligor to obtain such physical loss and damage insurance. At its sole option, the Servicer may maintain a vendor's single interest or other collateral protection insurance policy with respect to all Financed Vehicles ("Collateral Insurance") which policy shall by its terms
                        --------------------
insure against physical loss and damage in the event any Obligor fails to maintain physical loss and damage insurance with respect to the related Financed Vehicle. Any such policy of Collateral Insurance shall be indorsed with clauses providing for loss payable to the Borrower. Costs incurred by the Servicer in maintaining such Collateral Insurance shall be paid by the Borrower.

     (b) The Servicer may sue to enforce or collect upon the Insurance Policies, in its own name, if possible, or as agent of the Borrower and/or the Secured Parties. If the Servicer elects to commence a legal proceeding to enforce an Insurance Policy, the act of commencement shall be deemed to be an automatic assignment of the rights of the Borrower under such Insurance Policy to the Servicer for purposes of collection only. If, however, in any enforcement suit or legal proceeding it is held that the Servicer may not enforce an Insurance Policy on the grounds that it is not a real party in interest or a holder entitled to enforce the Insurance Policy, the Borrower and/or the Administrative Agent, at the Borrower's expense, or the relevant Seller, at the Borrower's expense, shall take such steps as the Servicer deems necessary to enforce such

Insurance Policy, including bringing suit in its name or the name of the Borrower and/or the Administrative Agent for the benefit of the Secured Parties.

     Section 5.5 Maintenance of Security Interests in Financed Vehicles.
                 ------------------------------------------------------

     (a) Consistent with the Servicing Standard, the Servicer shall take such steps on behalf of the Borrower as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle, including but not limited to obtaining the execution by the Obligors and the recording, registering, filing, re-recording, re-filing, and reregistering of all security agreements, financing statements and continuation statements as are necessary to maintain the security interest granted by the Obligors under the respective Receivables. The Administrative Agent hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary to re-perfect such security interest on behalf of the Borrower as necessary because of the relocation of a Financed Vehicle or for any other reason.

     (b) The Servicer shall take all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable first priority perfected security interest to exist at all times in favor of the Borrower in the Financed Vehicle securing each Receivable (and the proceeds of such Financed Vehicle) (provided, however, that, prior to (X) the occurrence of a Servicer Termination
 --------  -------
Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Administrative Agent or, (Y) at any time, the request by the Required APA Banks, for the recordation of the Borrower's lien on such Financed Vehicle's certificate of title, no such recordation shall be required) and to cause such security interest to be prior to all other liens upon and security interests in such Financed Vehicle (and the proceeds thereof) that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanic's liens that may arise after the applicable date of sale of such Receivable hereunder);

     (c) The Servicer and the Borrower shall take all steps necessary under all applicable law in order to cause to exist at all times in favor of the Administrative Agent, on behalf of the Secured Parties, a valid, subsisting and enforceable first priority perfected security interest in the Borrower's first priority perfected security interest in the Financed Vehicle securing each Receivable being sold (and the proceeds of such Financed Vehicle) (provided,
                                                                   --------
however, that, prior to (X) the occurrence of a Servicer Termination Event, a
-------
Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Administrative Agent or, (Y) at any time, the request by the Required APA Banks, for the recordation of the Borrower's and/or the Administrative Agent's lien on such Financed Vehicle's certificate of title, no such recordation shall be required) and to cause such security interest to be prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created.

     (d) At any time (X) after the occurrence of a Servicer Termination Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and upon the request of the Administrative Agent or, (Y) upon the request by the Required APA Banks, the Servicer shall at its own expense promptly take all such additional steps, if any, as are necessary to create and maintain perfection of the security interest in the Financed Vehicle related to each Receivable (and the proceeds of such Financed Vehicle) on behalf of the Borrower and to create and maintain perfection of the security interest in the Borrower's security interest in the Financed Vehicle related to each Receivable (and the proceeds of such Financed Vehicle) on behalf of the Administrative Agent, on behalf of the Secured Parties, including, if required by applicable law, having a notation of the Borrower's and/or the Administrative Agent's respective security interest recorded on such Financed Vehicle's certificate of title.

     (e) (i) In the event that the assignment of a Receivable by the relevant Seller to the Borrower hereunder and/or the pledge of such Receivable by the Borrower to the Administrative Agent, on behalf of the Secured Parties, under the Security and Funding Agreement are insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the state in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle (and the proceeds thereof) in favor of the Borrower or to perfect a security interest in the Borrower's security interest in the related Financed Vehicle (and the proceeds thereof) in favor of the Administrative Agent, on behalf of the Secured Parties, the parties hereto (including, without limitation, the relevant Seller) hereby agree that such Seller's designation as the secured party on the certificate of title with respect to such Financed Vehicle is in the relevant Seller's capacity as agent of the Borrower and the Administrative Agent, on behalf of the Secured Parties, as their interests may appear and the relevant Seller further agrees to hold such certificate of title or other evidence of such designation in the case of a Paperless Title System as the agent and custodian of the Borrower and the Administrative Agent, on behalf of the Secured Parties, as their interests may appear. In furtherance of the foregoing, the Borrower and the Administrative Agent hereby appoint each of the Sellers as their nominee lienholder with respect to the applicable Financed Vehicles securing the Receivables and each of the Sellers hereby agrees to serve in such capacity as described herein. As stated lienholder on the certificates of title to all of such Financed Vehicles, each of the Sellers agrees to take any and all actions as the Borrower (with the consent of the Administrative Agent) or the Administrative Agent may request in writing including, without limitation, all actions for which the relevant Seller's consent, waiver, release, vote or signature (or other action of similar nature) is necessary or advisable in the judgment of the Borrower or the Administrative Agent in order to maintain, preserve and protect the Borrower's security interest in such Financed Vehicles and the Administrative Agent's security interest, on behalf of the Secured Parties, in the Borrower's security interest in such Financed Vehicles (provided, however, that, prior to (X) the occurrence of a Servicer
          --------  -------
Termination Event, a Potential Servicer Termination Event, a Termination Event or a Potential Termination Event and the request by the Administrative Agent or,
(Y) at any time, the request by the Required APA Banks, for the recordation of the Borrower's and/or the Administrative Agent's lien on such Financed Vehicle's certificate of title, no such recordation shall be required) and if the relevant Seller fails to take any or all such actions, the Administrative Agent or any designee of the Administrative Agent, may take such actions at the sole expense of such Seller, and each of the Sellers hereby grants to the Administrative Agent and any such designee an irrevocable power of attorney and license to take any and all such actions in such Seller's name and on behalf of such Seller. The obligations of the Primary Seller under this Section are in addition to and in no way limit the obligations of the Primary Seller in its capacity as Servicer hereunder.

          (ii) Notwithstanding the fact that the Primary Seller will remain noted as first lienholder on the applicable certificates of title to the Financed Vehicles securing the Receivables on and after the date hereof, the Sellers, the Borrower and the Administrative Agent each hereby agrees that, on and after the date hereof:

               (1) subject to the terms of the Security and Funding Agreement, the Borrower is entitled to all incidents, benefits and risks of a holder of a first priority perfected security interest in and lien on such Financed Vehicles;

               (2) the Administrative Agent, on behalf of the Secured Parties, is entitled to all incidents, benefits and risks of a holder of a first priority perfected security interest in and lien on the Borrower's first priority perfected security interest in and lien on such Financed Vehicles and has the right to exercise or cause the exercise of all remedies with respect to such Financed Vehicles provided to it under the terms hereof and of the Security and Funding Agreement;

               (3) the Sellers have no direct (or indirect, other than in connection with the Seller's ownership interest in the Borrower) security interest or other interest in such Financed Vehicles after giving effect to the assignment hereunder by the Sellers to the Borrower of the Receivables secured by such Financed Vehicles;

               (4) the Secondary Seller and the Primary Seller, except in its capacity as Servicer hereunder, will take no action with respect to the Financed Vehicles securing Receivables assigned to the Borrower hereunder and pledged to the Administrative Agent under the Security and Funding Agreement unless such action is consented to by the Administrative Agent; and

               (5) neither Seller shall represent to any lender, financing source or other Person, that it has, or in any other manner hold itself out as having, a security interest or any other rights or interests in the Financed Vehicles, except for any rights it may have as nominee lienholder hereunder or as Servicer hereunder.

          (f) Upon the occurrence of a Servicer Termination Event, the Administrative Agent may instruct the Servicer to take or cause to be taken such action as may be necessary to perfect or re-perfect the security interests in the Financed Vehicles securing the Receivables in the name of the Borrower by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Required APA Banks, be necessary or prudent. The Servicer hereby agrees to pay all expenses related to such perfection or re-perfection and to take all action necessary therefor. In addition, the Required APA Banks may instruct the Administrative Agent and the Servicer to take or cause to be taken such action as may be necessary to perfect or re-perfect the security interest in the Financed Vehicles underlying the Receivables in the name of the Borrower, including by amending the title documents of such Financed Vehicles or by such other reasonable means as may, in the opinion of counsel to the Required APA Banks, be necessary or prudent. The Servicer hereby appoints the Administrative Agent as its attorney-in-fact to take any and all steps required to be performed by AFS pursuant to this Section
                                                                        -------
5.5(b) including, but not limited to, execution of certificates of
------
     title or any other documents in the name and stead of the Servicer, and the Administrative Agent hereby accepts such appointment.

          Section 5.6 Covenants, Representations, and Warranties of Servicer. By
                      ------------------------------------------------------
     its execution and delivery of this Agreement, the Servicer makes the following representations, warranties and covenants on which the Borrower is deemed to have relied in acquiring the Receivables and upon which the Secured Parties shall be deemed to have relied in making any Advance pursuant to the Security and Funding Agreement, as the case may be.

          The Servicer covenants as follows:

               (i) Liens in Force. The Financed Vehicle securing each Receivable
                   --------------
     shall not be released by the Servicer in whole or in part from the security interest granted under the Receivable, except upon payment in full of the Receivable or as otherwise contemplated herein.

               (ii) No Impairment. The Servicer shall do nothing to impair the
                    -------------
     rights of the Borrower or the Secured Parties in the Receivables, the Dealer Agreements, the Dealer Assignments, the Insurance Policies or the Other Conveyed Property.

               (iii) No Amendments. The Servicer shall not extend or otherwise
                     -------------
     amend the terms of any Receivable, except in accordance with Section 5.2.
                                                                  -----------

               (iv) Restrictions on Liens. The Servicer shall not: (i) create or
                    ---------------------
     incur or agree to create or incur, or consent to cause (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or restriction on transferability of the Receivables or of any Other Conveyed Property except for the Lien in favor of the Administrative Agent for the benefit of the Secured Parties, and the restrictions on transferability imposed by this Agreement or (ii) sign or file under the Uniform Commercial Code of any jurisdiction any financing statement or sign any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Receivables or to any Other Conveyed Property, except in each case any such instrument solely securing the rights and preserving the Lien of the Administrative Agent, for the benefit of the Secured Parties. The Servicer will take no action to cause any Receivable to be evidenced by an instrument (as such term is defined in the Relevant UCC).

               (v) Adverse Interests. As of the date of each Servicer's
                   -----------------
     Acknowledgment: (i) it holds no adverse interest, by way of security or otherwise, in any Receivable; and (ii) the execution of this Agreement and the creation of the servicing and custodial relationship hereunder does not create any interest, by way of security or otherwise, of the Servicer in or to any Receivable, other than the Servicer's rights as servicer and Custodian hereunder.

               (vi) Insurance. The Servicer shall, at its own expense, maintain
                    ---------
     at all times during the existence of this Agreement and keep in full force and effect, a Fidelity Bond and Errors and Omissions Policy of a type and in such amount as is customary for custodians engaged in the business of acting as custodian of automobile receivables and shall maintain any other similar insurance policies that are customarily maintained by custodians engaged in the business of acting as custodian of automobile receivables. A certificate of the respective insurer as to each such policy or a blanket policy for such coverage shall be furnished to the Administrative Agent containing the insurer's statement or indorsement that such insurance shall not terminate prior to receipt by such party, by certified mail, of 10 days advance notice thereof.

     Section 5.7 Purchase of Receivables Upon Breach of Covenant. Upon discovery
                 -----------------------------------------------
by any of the Sellers, the Servicer, the Borrower, the Administrative Agent or the Secured Parties of a breach of any of the covenants set forth in Sections
                                                                     --------
5.5 or 5.6, the party discovering such breach shall give prompt written notice
---    ---
to the others; provided, however, that the failure to give any such notice shall
               --------  -------
not affect any obligation of the Servicer under this Section 5.7. As of the last
                                                     -----------
day of the month following its discovery or receipt of notice of any breach of any covenant set forth in Sections 5.5 or 5.6 which adversely affects any
                          ------------    ---
Receivable(s) (or the related Financed Vehicle) and/or the interests of the Borrower and/or the Secured Parties therein (including any Defaulted or Delinquent Receivable), the Servicer shall, unless such breach shall have been cured in all material respects, purchase from the Borrower the Receivable affected by such breach and, on the related Determination Date, the Servicer shall pay the related Repurchase Obligation Amount by remitting such amount to the Collection Account. It is understood and agreed that the obligation of the Servicer to purchase any Receivable (including any Delinquent or Defaulted Receivable) with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Borrower, the Secured Parties or the Administrative Agent; provided, however, that the Servicer shall indemnify the
                      --------  -------
Borrower, the Backup Servicer, the Administrative Agent and the Secured Parties against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to such breach.

     Section 5.8 Total Servicing Fee; Payment of Certain Expenses by Servicer.
                 ------------------------------------------------------------
On each Distribution Date, the Servicer shall be entitled to receive out of the Collection Account the Base Servicing Fee and any Supplemental Servicing Fee for the related Collection Period pursuant to Section 6.8 (the "Servicing Fee"). The
                                          -----------       -------------
Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Secured Parties). The Servicer shall be liable for the fees and expenses of the Backup Servicer, the Lockbox Bank and the Independent Accountants; provided, however, that any successor to AFS as Servicer (including
             --------  -------
the Backup Servicer) shall not be liable for such fees and expenses which shall, in such event, be the responsibility of the Borrower.


     Section 5.9 Certain Servicer's Certificates.
                 -------------------------------

     (a) No later than 1:00 P.M. (New York time) two Business Days prior to a Distribution Date, the Servicer shall deliver to the Administrative Agent, the Backup Servicer and each Rating Agency a Servicer's Determination Date Certificate executed by a Responsible Officer of the Servicer in substantially the form of Exhibit B-1 hereto and including such credit and other information as the Administrative Agent may reasonably request with respect to the Managed Assets, including newly originated Managed Assets.

     (b) In addition, in connection with any Optional Prepayment pursuant to the Security and Funding Agreement, unless such Optional Prepayment is to be effected on a Distribution Date (in which case the relevant calculations with respect to such Optional Prepayment shall be reflected in the applicable Servicer's Determination Date Certificate), the Servicer shall deliver to Administrative Agent, the Backup Servicer and each Rating Agency a Servicer's VFN Prepayment Date Certificate in substantially the form of Exhibit B-2 hereto. Such Servicer's VFN Prepayment Date Certificate shall be delivered to the Administrative Agent in draft form by 1:00 p.m. two Business Days, and in final form by 1:00 p.m. one Business Day, prior to the contemplated VFN Prepayment Date.


     Section 5.10 Annual Statement as to Compliance, Notice of Servicer
                  -----------------------------------------------------
Termination Event.
-----------------


     (a) The Servicer shall deliver to the Administrative Agent, the Backup Servicer and each Rating Agency, on or before April 30 of each year, an Officer's Certificate, dated as of December 31 of the preceding year, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such other period as shall have elapsed from the Effective Date to the date of the first such certificate) and of its performance under this Agreement has been made under such officer's supervision, and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.


     (b) The Servicer shall deliver to the Administrative Agent, the Backup Servicer and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two (2) Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Termination Event under
Section 9.1.
-----------

     Section 5.11 Annual Independent Accountants' Report; Quarterly Reviews.
                  ---------------------------------------------------------

     (a) The Servicer shall cause a firm of nationally recognized independent certified public accountants who shall be selected by the Servicer and acceptable to the Administrative Agent (the "Independent Accountants"), who may
                                             -----------------------
also render other services to the Servicer or to either Seller, to deliver to the Administrative Agent, the Backup Servicer and each Rating Agency, on or before October 31 (or 120 days after the end of the Servicer's fiscal year, if other than June 30) of each year, beginning on October 31, 2001, with respect to the twelve months ended the immediately preceding June 30 (or other applicable date) (or such other period as shall have elapsed from the Effective Date to the date of such certificate), a statement (the "Accountants' Report") addressed to
                                             -------------------
the Board of Directors of the Servicer and to the Administrative Agent and the Backup Servicer, to the effect that such firm has audited the books and records of AmeriCredit, in which the Servicer is included as a consolidated subsidiary, and issued its report thereon in connection with the audit report on the consolidated financial statements of AmeriCredit (such consolidated financial statements delivered pursuant to Section 2.3(d) hereof) and that (1) such audit was made in
            --------------
accordance with generally accepted auditing standards, and accordingly included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances; and (2) the firm is independent of the Sellers and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

     (b) Each of the Custodian and the Servicer will furnish to the Administrative Agent from time to time such information with respect to it and the Receivables as the Administrative Agent may reasonably request. Each of the Custodian and the Servicer will, from time to time during regular business hours as requested by the Administrative Agent upon reasonable notice and at the sole cost of the Servicer, permit the Administrative Agent, or its agents or representatives, (i) to examine and make copies of and abstracts from all records in the possession or under the control of such person relating to the Receivables, the Other Conveyed Property related thereto and the Asset Backed Securities, including, without limitation, the related Contracts and ABS Documents, and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person's financial condition or the Receivables, the Other Conveyed Property and the Asset Backed Securities or any Person's performance under any of the Basic Agreements or any Person's performance under the Contracts and, in each case, with any of the officers or employees of such Person having knowledge of such matters; provided, however, that unless a Potential Termination Event, a Termination Event, a Potential Servicer Termination Event or a Servicer Termination Event has occurred and is continuing, such visits shall be conducted no more than twice per calendar year and the aggregate costs and expenses for which the Servicer shall be liable pursuant to this Section 5.11(b) shall be limited to $30,000 per calendar year.
                 ---------------

     (c) The Independent Accountants shall undertake a semi-annual data integrity review substantially in the form of Exhibit F hereto, as such Exhibit F may from time to time be amended by agreement of the Borrower and the Administrative Agent, with the consent of the Required Lending Groups; the report of Independent Accountants on the results of such data integrity review shall be completed and delivered to the Administrative Agent, the Borrower, and the Servicer within 20 days following the completion of the review. If Receivables constituting Collateral are less than 5% of the aggregate principal amount of assets constituting any asset backed transaction each such data integrity review shall include an examination of (i) 30 Receivable Files with respect to Receivables which are included in the Collateral, if as of the last day of any such calendar quarter the daily average Aggregate Net Investment for such quarter attributable to Receivables is 50% or less of the daily average Maximum Facility Limit for such quarter and (ii) 75 Receivable Files with respect to Receivables which are included in the Collateral, if as of the last day of any such calendar quarter the daily average Aggregate Net Investment for such quarter attributable to Receivables is more than 50% of the daily average Maximum Facility Limit for such quarter. If Receivables constituting Collateral are equal to or greater than 5% of the aggregate principal amount of assets constituting any asset backed transaction each such data integrity review shall include the examination of at least "X" Receivables Files with respect to Receivables which are included in the Collateral, where "X" is the number equal to the product of (i) the number of receivables included in such data integrity review and (ii) a fraction the numerator of which is the number of

Receivables included in the Collateral and the denominator of which is the total number of receivables (including Receivables) included in the pool of receivables subject to any such asset backed transaction.

     Section 5.12 Access to Certain Documentation and Information Regarding the
                  -------------------------------------------------------------
Receivables. The Servicer shall provide to representatives of the Borrower, the
-----------
Administrative Agent and the Backup Servicer reasonable access to the Receivable Files and all other documentation regarding the Receivables. In each case, such access shall be afforded without charge but only upon reasonable request and during normal business hours. Nothing in this Section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

     Section 5.13 Monthly Tape. On or before the Determination Date, but in no
                  ------------
event later than the eighth (8th) calendar day, of each month, the Servicer will deliver to the Backup Servicer a computer tape or a diskette (or any other electronic transmission acceptable to the Administrative Agent and the Backup Servicer) in a format acceptable to the Backup Servicer containing the information with respect to the Receivables as of the preceding Accounting Date necessary for preparation of the Servicer's Determination Date Certificate relating to the immediately succeeding Determination Date and necessary to determine the application of collections as provided in Section 6.4. The Backup
                                                        -----------
Servicer shall use such tape or diskette (or other electronic transmission acceptable to the Backup Servicer) to verify the Servicer's Determination Date Certificate delivered by the Servicer, and the Backup Servicer shall certify to the Administrative Agent that it has verified the Servicer's Determination Date Certificate in accordance with this Section 5.13 and shall notify the Servicer
                                    ------------
and the Administrative Agent of any discrepancies, in each case, on or before the second Business Day following the Determination Date. In the event that the Backup Servicer reports any discrepancies, the Servicer and the Backup Servicer shall attempt to reconcile such discrepancies prior to the related Distribution Date, but in the absence of a reconciliation, the Servicer's Determination Date Certificate shall control for the purpose of calculations and distributions with respect to the related Distribution Date. In the event that the Backup Servicer and the Servicer are unable to reconcile discrepancies with respect to a Servicer's Determination Date Certificate by the related Distribution Date, the Servicer shall cause the Independent Accountants, at the Servicer's expense, to audit the Servicer's Determination Date Certificate and, prior to the next succeeding Determination Date, reconcile the discrepancies. The effect, if any, of such reconciliation shall be reflected in the Servicer's Determination Date Certificate for such next succeeding Determination Date. In addition, upon the occurrence of a Servicer Termination Event the Servicer shall, if so requested by the Administrative Agent, deliver to the Backup Servicer its Collection Records and its Monthly Records within 5 Business Days after demand therefor and a computer tape, or other electronic transmission acceptable to the Backup Servicer, containing as of the close of business on the date of demand all of the data maintained by the Servicer in computer format in connection with servicing the Receivables. Other than the duties specifically set forth in this Agreement, the Backup Servicer shall have no obligations hereunder, including, without limitation, to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer shall have no liability for any actions taken or omitted by the Servicer.

     Section 5.14 Retention and Termination of Servicer. The Servicer hereby
                  -------------------------------------
covenants and agrees to act as such under this Agreement during the term of the Facility, as such term may be extended pursuant to the Security and Funding Agreement, unless the Servicer is terminated pursuant to Article IX hereof, or is permitted to resign pursuant to Section 8.6 hereof.
                                   -----------

     Section 5.15 Fidelity Bond and Errors and Omissions Policy. The Servicer
                  ---------------------------------------------
has obtained, and shall continue to maintain in full force and effect, a Fidelity Bond and Errors and Omissions Policy of a type and in such amount as is customary for servicers engaged in the business of servicing automobile receivables.

                                   ARTICLE VI


  Collection Account; ABS Account; Distributions; Statements to Secured Parties
  -----------------------------------------------------------------------------

          Section 6.1 Establishment of Collection Account and ABS Account.
                      ---------------------------------------------------

          (a) The Administrative Agent, on behalf of the Secured Parties, shall establish, at the Securities Intermediary, and maintain in its own name an account that is an Eligible Account (the "Collection Account") bearing a
                                               ------------------
     designation clearly indicating that the funds deposited therein are held for the benefit of the Administrative Agent on behalf of the Secured Parties. The Administrative Agent, on behalf of the Secured Parties, shall also establish, at the Securities Intermediary, and maintain in its own name an account that is an Eligible Account (the "ABS Account") bearing a
                                                       -----------
     designation clearly indicating that any certificates representing the Asset Backed Securities deposited therein are held for the benefit of the Administrative Agent on behalf of the Secured Parties. The Collection Account and the ABS Account shall initially be established with Bank One Columbus in its capacity as a Securities Intermediary.

          (b) Funds on deposit in the Collection Account and/or any other account established pursuant to Section 6.1(f)(i) (each such account, a
                                     -----------------
     "Pledged Account"), in excess of $25,000 shall be invested by the
      ---------------
     Administrative Agent in Eligible Investments selected by the Administrative Agent in its discretion among Eligible Investments specified in standing written instructions of the Borrower, or, in the absence of such instructions, solely in the discretion of the Administrative Agent. All such Eligible Investments shall be held by Administrative Agent for the benefit of the Secured Parties, and funds on deposit in any Pledged Account shall be invested in Eligible Investments having maturities that are determined by the Administrative Agent to be consistent with the cashflow requirements of the CP Lender (as notified to the Borrower by the Administrative Agent), including availability of funds for the payment of maturing Commercial Paper, and that in any event will mature no later than the close of business on the Business Day immediately preceding the following Distribution Date. Funds deposited in a Pledged Account on the day immediately preceding a Distribution Date are required to be invested overnight. All Eligible Investments made in accordance with this subsection will be held to maturity, except to the extent otherwise required in connection with an acceleration of indebtedness pursuant to the terms of the Security and Funding Agreement.

          (c) All investment earnings of moneys deposited in the Pledged Accounts shall be deposited (or caused to be deposited) by the Administrative Agent in the Collection Account, and any loss resulting from such investments shall be charged to such account. The Borrower will not direct the Administrative Agent to make any investment of any funds held in any of the Pledged Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment, in either case without any further action by any Person, and, in connection with any direction to the Administrative Agent to make any such investment, if requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent an Opinion of Counsel, acceptable to the Administrative Agent, to such effect. Any such direction shall be subject to the requirements of Section (f)(ii)(3) below.
                            ------------------

          (d) Neither the Administrative Agent nor any Securities Intermediary shall in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Eligible Investment included therein except for losses attributable to the Administrative Agent's or the Securities Intermediary's gross negligence or willful misconduct (provided that the foregoing shall not be deemed to relieve the
                 --------
     Administrative Agent or the Securities Intermediary of any liability in its individual capacity as an issuer of any Eligible Investment for failure to make payments thereon in accordance with the terms thereof).

          (e) It is expressly acknowledged and agreed that the Administrative Agent is authorized hereby to direct the purchase of investments constituting Eligible Investments (i) from any Affiliate of the Administrative Agent, including securities that are underwritten, placed or dealt in by any such Affiliate and/or from management investment companies of which the Administrative Agent (in its individual capacity) or any Affiliate is an investment advisor, administrator, shareholder, servicing agent and/or custodian, or (ii) that involve the Administrative Agent (in its individual capacity) or an Affiliate of the Administrative Agent as a participant or counterparty. It is further acknowledged and agreed that the Administrative Agent (in its individual capacity) and/or such Affiliates may receive advisory fees, referral fees and other compensation in connection with such services that are distinct from the fees, charges and expenses of the Administrative Agent under or in connection with any of the Basic Agreements.

          (f) (i) The Administrative Agent on behalf of the Secured Parties, shall possess all right, title and interest in and to all funds on deposit from time to time in the Pledged Accounts and in and to all proceeds thereof and all such funds, investments, proceeds and income shall be part of the Conveyed Assets. Except as otherwise provided herein, the Pledged Accounts shall be under the sole dominion and control and the "control" (within the meaning of the New York UCC) of the Administrative Agent for the benefit of the Secured Parties; provided however that the Administrative Agent and the Borrower hereby agree that pursuant to that certain Securities Account Control Agreement dated as of May 31, 2001 between the Administrative Agent and the Borrower, the Administrative Agent will not issue any "entitlement order" (as such term is used in such agreement) unless a Termination Event has occurred hereunder. If, at any time, any of the Pledged Accounts ceases to be an Eligible Account, the Administrative Agent (or the Servicer on its behalf) shall within five Business Days (or such longer period as to which each Rating Agency and the Administrative Agent may consent) establish a new Pledged Account as an Eligible Account and shall transfer any cash and/or any investments to such new Pledged Account. In connection with the foregoing, the Servicer agrees that, in the event that any of the Pledged Accounts are not accounts with the Administrative Agent, the Servicer shall notify the Administrative Agent in writing immediately upon any of such Pledged Accounts ceasing to be an Eligible Account.

               (ii) With respect to the Conveyed Assets, the Administrative Agent agrees and Borrower agrees to cause that:

                    (1) any Conveyed Asset that is held in deposit accounts
               (within the meaning of the New York UCC) shall be held solely in Eligible Deposit Accounts; and, except as otherwise provided herein, each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Administrative Agent, and the Administrative Agent shall have sole signature authority with respect thereto;

                    (2) with respect to all other Conveyed Property, Conveyed
               Securities or Collateral not listed in subparagraph (1) above, any Conveyed Property, Conveyed Securities or Collateral invested in Eligible Investments shall be delivered to the Administrative Agent by (x) causing such Eligible Investments to be either (A) physically delivered to the financial institution then maintaining a Pledged Account (such institution being referred to as a "Pledged Accounts Securities Intermediary") together with any necessary indorsements, (B) causing such Eligible Investments to be credited to a securities account in the name of the Pledged Accounts Securities Intermediary or (C) taking such other actions as the Securities Intermediary may request to make the Securities Intermediary the owner thereof and (y) causing the Pledged Account Securities Intermediary to create a Security Entitlement (or a United States Securities Entitlement, when applicable) in such Pledged Account with respect to such Eligible Investment by indicating by book-entry that such Eligible Investment has been credited to such Pledged Account;

                    (3) the Administrative Agent shall only invest in Eligible
               Investments which the applicable Pledged Account Securities Intermediary agrees to credit to the applicable Pledged Account and agrees to treat as a "financial asset" within the meaning of the Relevant UCC;

                    (4) any Conveyed Property, Conveyed Security or Collateral
               may be delivered: (i) upon the instruction of the Administrative Agent, by any additional or alternative procedures as may hereafter become appropriate, in the sole judgment of the Administrative Agent, under applicable law or regulations or the interpretation thereof to obtain and maintain a first priority perfected security interest in any such Conveyed Property, Conveyed Security or Collateral in favor of the Administrative Agent on behalf of the Secured Parties, or (ii) upon the request of the Borrower or the Servicer and the consent of the Administrative Agent, by any additional or alternative procedures that will, in the written opinion of counsel, create and maintain a first priority perfected security interest in any such Conveyed Property, Conveyed Security or Collateral in favor of the Administrative Agent on behalf of the Secured Parties.

               (g) The Servicer shall have the power, revocable by the Administrative Agent, to instruct the Administrative Agent to make withdrawals and payments from the Collection Accounts for the purpose of permitting each of the Servicer and the Administrative Agent to carry out its respective duties hereunder.


               (h) Notwithstanding anything else contained herein, the Administrative Agent agrees that, with respect to each Pledged Account, it will cause each Securities Intermediary establishing such Pledged Account to enter into an agreement pursuant to which the Administrative Agent, for the benefit of the Secured Parties, shall have "control" (within the meaning of Section 8-106 of the New York
          UCC) of such Pledged Account and all securities, investment property, financial assets, investments and other property credited thereto from time to time; provided that each such agreement entered into between
                        --------
          the Administrative Agent and any Securities Intermediary shall, in the opinion of special counsel to the Secured Parties, be effective to perfect by "control" (within the meaning of Section 8-106 of the New York UCC) the security interest of the Administrative Agent for the benefit of the Secured Parties in such Pledged Account and property credited thereto.

               Section 6.2 Receivables Reserve Account; ABS Reserve Account.
                           ------------------------------------------------

               (a) At all times during the term of the Facility, the Borrower shall maintain on deposit in the Receivables Reserve Account the Receivables Reserve Account Minimum and on deposit in the ABS Reserve Account the ABS Reserve Account Minimum. In the event that either the Receivables Reserve Account or the ABS Reserve Account shall fall below the Receivables Reserve Account Minimum or the ABS Reserve Account Minimum, respectively, then, as promptly as possible and in no event later than five Business Days following such event (or, if sooner, the next contemplated Funding Date pursuant to the Security and Funding Agreement), the Borrower shall pay to the Administrative Agent, for deposit in the Receivables Reserve Account or the ABS Reserve Account, as appropriate, the Receivables Reserve Account Shortfall or the ABS Reserve Account Shortfall, as applicable (it being understood that the deposit of any required Receivables Reserve Account Shortfall or ABS Reserve Account Shortfall by the Borrower shall be a condition precedent to the occurrence of any Funding on such contemplated Funding Date).


               (b) Prior to the occurrence of a Termination Event, on any Distribution Date, after application of Available Funds as set forth in clauses (i) through (xvi) of Section 6.8(a) hereof, funds on
                                          --------------
          deposit in the Receivables Reserve Account that are in excess of the higher of (i) the Receivables Reserve Account Minimum and (ii) 6.00% of that portion of the VFN Balance attributable to Receivables, shall be available for distribution to the Borrower in accordance with
          Section 6.8(a) hereof. Further, in connection with an Optional
          --------------
          Prepayment of the VFN, and after payment of (i) all obligations to the CP Lender required in connection with such prepayment and (ii) all other costs and expenses related to such prepayment (and provided that
                                                                   --------
          no Termination Event is then in existence and that the Commitment Expiry Date has not occurred), then, funds on deposit in the Receivables Reserve Account that are in excess of the Receivables Reserve Account Minimum may be released to the Borrower in an amount determined as follows: the product of (A) the Receivables Reserve Account and (B) a fraction, the numerator of which is the Principal Balance of Receivables released in connection with the prepayment that had been included in the Receivables Pool Balance, and the denominator of which is the Receivables Pool Balance before giving effect to the prepayment; provided that the Receivables Reserve Account shall be maintained in
            --------
an amount at least equal to the Receivables Reserve Account Minimum after such distribution. So long as no Termination Event has occurred and is continuing, funds in the ABS Reserve Account in excess of the ABS Reserve Account Minimum may be released to the Borrower on each Distribution Date.

     Following the occurrence of a Termination Event, all amounts on deposit in the Receivables Reserve Account and the ABS Reserve Account shall be applied to reduce the VFN Balance.

     Section 6.3  Certain Reimbursements to the Servicer. The Servicer will be
                  --------------------------------------
entitled to be reimbursed from amounts on deposit in the Collection Account with respect to a Collection Period for amounts previously deposited in the Collection Account but later determined by the Servicer to have resulted from mistaken deposits or postings or checks returned for insufficient funds. The amount to be reimbursed hereunder shall be paid to the Servicer on the related Distribution Date pursuant to Section 6.8 upon certification by the Servicer of
                              -----------
such amounts and the provision of such information to the Administrative Agent as may be necessary in the opinion of the Administrative Agent to verify the accuracy of such certification. In the event that the Administrative Agent has not received evidence satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this Section, the Administrative Agent shall give notice to such effect.

     Section 6.4  Application of Collections. All collections for the Collection
                  --------------------------
Period shall be applied by the Servicer as follows:

     With respect to each Receivable (other than a Repurchased Receivable), payments by or on behalf of the Obligor, (other than Supplemental Servicing Fees with respect to such Receivable, to the extent collected) shall be applied to interest and principal in accordance with the Simple Interest Method.

     All amounts collected that are payable to the Servicer as Supplemental Servicing Fees hereunder shall be deposited in the Collection Account and paid to the Servicer in accordance with Section 5.8.
                                   -----------

     Section 6.5  Servicer Advances. In the event that, on any date, there are
                  -----------------
not sufficient Available Funds to pay the sum of the amounts described in
Section 6.8(a), clauses (i), (iii)(B), (v) and (vi), due and payable on such
-------------
date, the Servicer shall advance an amount equal to such amounts due and payable on such date (each, a "Servicer Advance"), provided that the Servicer shall not
                                           --------
make such an advance to the extent that it does not reasonably expect, after reasonable inquiry, to be reimbursed for such advance from the collections on the Receivables and the Asset Backed Securities.

     Section 6.6  Application of Funds from the Receivables Reserve Account and
                  -------------------------------------------------------------
the ABS Reserve Account; Special Withdrawals from the Collection Account.
------------------------------------------------------------------------

     (a) In the event that the Servicer's Determination Date Certificate with respect to any Determination Date shall state that the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Distribution Date pursuant to clauses (i) through
(xv) of Section 6.8(a) (such amount, an "Available Funds Deficiency"), then, on
        --------------                   --------------------------
the Business Day preceding the related Distribution Date, the Administrative Agent shall withdraw funds in an amount equal to the Available Funds Deficiency for the payment of such amounts, (i) for so long as no Termination Event has occurred and is continuing, (A) to the extent that the Aggregate ABS Yield Shortfall is greater than zero, from the ABS Reserve Account, but only to the extent of such Aggregate ABS Yield Shortfall, and (B) in all other cases, from the Receivables Reserve Account, and (ii) for so long as a Termination Event has occurred and is continuing, (A) first, from the Receivables Reserve Account and
(B) second, from the ABS Reserve Account.

     (b) Notwithstanding anything in this Agreement or any other Basic Agreement to the contrary, to the extent that the CP Lender notifies the Administrative Agent with respect to any date other than a Distribution Date that the CP Lender has insufficient funds on hand to pay any portion of the CP Costs payable on such date, then the Administrative Agent may immediately withdraw the necessary amount from the Collection Account, and, if necessary, from the either the Receivables Reserve Account or the ABS Reserve Account, and make available such amounts for distribution to the CP Lender on such date. The Administrative Agent shall give notice to the Borrower and the Servicer by telephone as promptly as practicable and in any event no later than the Business Day following such withdrawal, such notice to be promptly confirmed in writing.

     Section 6.7  Additional Deposits. The Servicer or the relevant Seller, as
                  -------------------
applicable, shall deposit or cause to be deposited in the Collection Account, on the Determination Date following the date on which such obligations are due, the aggregate Repurchase Obligation Amount or the aggregate ABS Repurchase Obligation Amount, as applicable, with respect to Repurchased Receivables or Repurchased Asset Backed Securities, as applicable.

     Section 6.8  Distributions.
                  -------------

     (a) No later than 1:00 P.M. (New York time) on each Distribution Date, the Administrative Agent shall cause to be made the following transfers and distributions from the Collection Account in accordance with the following priorities (such transfers and distributions to be based solely on the information contained in the Servicer's Determination Date Certificate delivered on the related Determination Date, subject however (A) in the case of clause
                                   ---------------
(xi) below to the effect of any intervening Funding, in which case the relevant information shall be as updated in the relevant Servicer's Receivables Sale Date Certificate or the relevant Servicer's ABS Sale Date Certificate, as the case may be, and (B) to the occurrence of an intervening Termination Event):

          (i) to the Hedge Counterparty, any Scheduled Hedge Payments owing to such Hedge Counterparty under the terms of the related Hedge Contract;

          (ii)  to the Servicer, to repay any outstanding Servicer Advances;

          (iii) on a pari passu, basis (A) to each of the Lockbox Banks, the Trustee, the Backup Servicer, the Collateral Agent and the Independent Accountants, its respective accrued and unpaid fees and reasonable out-of-pocket expenses (in each case, only to the extent such fees and expenses have not been previously paid when due by the Servicer), provided that, so long as the Servicer is also the Custodian, such fees shall not exceed (x) $100,000 in the aggregate in any calendar year to the Trustee and (y) $200,000 in the aggregate in any calendar year to the Lockbox Banks, the Backup Servicer and the Independent Accountants and (B) any amounts owing to the Lockbox Bank as reimbursement for checks that have been credited to the Lockbox Account and are not collectible in accordance with the procedures specified in the Lockbox Agreement;

          (iv) to the Servicer, the Base Servicing Fee and any Supplemental Servicing Fees for the related Collection Period (as well as any amounts specified in Section 6.3, to the extent the Servicer has not reimbursed
                  -----------
     itself in respect of such amounts pursuant to Section 6.3 and to the extent
                                                   -----------
     not retained by the Servicer), but less the total of any fees and expenses
                                        ----
     to be paid to the Lockbox Bank(s), the Servicer, the Independent Accountants or the Backup Servicer pursuant to clauses (iii)(A) or (v) to the extent that such amounts have not been previously paid by the Servicer;

          (v) to the Backup Servicer (or any successor Servicer) to pay servicing fees (in the case of the Backup Servicer, only to the extent such fees have not been previously paid when due by the Servicer);

          (vi) to the Administrative Agent for the benefit of the Secured Parties, the following amounts in the following priority:

               (1) CP Costs (without including Spread, as referenced in the definition of "CP Costs") and Accrued Interest with respect to such Collection Period;

               (2) any past due CP Costs (without including Spread, as referenced in the definition of "CP Costs") and any past due interest due and owing to the APA Banks under the Security and Funding Agreement (in each case, together with interest at the default rate specified therein) with respect to prior Collection Periods not to exceed the Capped Amount; and

               (3) in accordance with the terms of the Fee Letter, the Program Fee and the Commitment Fee accrued from the first day through the last day of such Collection Period, whether or not such amounts are payable during such Collection Period, together with any and all other amounts then due under in accordance with the terms of the Fee Letter;

          (vii) to the Administrative Agent for the benefit of the Secured Parties, the Targeted Monthly Principal Payment;

          (viii) following any replacement of the Servicer, to the Backup Servicer to pay the reasonable costs of transition, including any required re-liening of the Financed Vehicles, to the extent such costs have not been paid by the terminated Servicer;

          (ix) the costs of the Secured Parties with respect to the operation of the Yield Protection Provision, on a pari passu basis;
                                             ---- -----

          (x) after the occurrence of the first to occur of the Commitment Expiry Date or a Termination Event, the remainder to the Administrative Agent for the benefit of the Secured Parties to reduce the VFN Balance;

          (xi) prior to the occurrence of the Commitment Expiry Date or a Termination Event, the balance, if any, to the Receivables Reserve Account, until the Receivables Reserve Account is equal to the greater of (i) 6.00% of that portion of the VFN Balance attributable to the Receivables and (ii) the greater of $500,000 and 1.00% of the Receivables Pool Balance;

          (xii) prior to the occurrence of the Commitment Expiry Date or a Termination Event, the balance, if any, to the ABS Reserve Account until the balance in the ABS Reserve Account equals the ABS Reserve Account Minimum;

          (xiii) to the Administrative Agent for the benefit of the Secured Parties any indemnity amounts owing by the Borrower to the Secured Parties pursuant hereto (other than those described in clause (ix) above) or pursuant to Section 3.4 of the Security and Funding Agreement;

          (xiv) to the Hedge Counterparty any amounts other than Scheduled Hedge Payments owing under any Hedge Contract;

          (xv) without duplication, to the Administrative Agent for payment of any other costs, expenses and other amounts due and owing to the Secured Parties and the Administrative Agent pursuant to this Agreement and the other Basic Agreements that are accrued and unpaid during such Collection Period, together with any unpaid costs and expenses due and owing to the Secured Parties and the Administrative Agent from prior Collection Periods; and

          (xvi) any remaining funds will then be paid to the Borrower; provided, however, that following the occurrence of a Termination Event no
     --------  -------
     such distribution shall be made to the Borrower until after payment of any and all other amounts owed by the Borrower to the Secured Parties under or in connection with any Basic Agreement, including, without limitation, any costs and expenses incurred in connection with such Termination Event.

     If funds in the Collection Account are insufficient to pay in full any of the amounts due and owing to the Secured Parties in clauses (i) through (xv) of this Section 6.8(a), the Administrative Agent shall distribute amounts then on
     --------------
deposit in the Receivables Reserve Account and the ABS Reserve Account in accordance with Section 6.6(a).
                --------------

     (b) In the event that the Collection Account is maintained with an institution other than the Administrative Agent, the Servicer shall instruct and cause such institution to make all deposits and distributions pursuant to
Section 6.8(a) on the related Distribution Date.
--------------

     (c) In the event that any withholding tax is imposed on any payment by the Borrower (or allocations of income) to a Secured Party, the Borrower shall be obligated to indemnify such Secured Party (or Parties) for such taxes pursuant to the Security and Funding Agreement. Without limiting the obligations of the Borrower under the Security and Funding Agreement, or the rights of the Secured Parties in the event of the Borrower's failure to make full and timely payment of any amounts owing pursuant to Article IV thereof, the Administrative Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Secured Parties sufficient funds for the payment of any tax that is legally owed by the Borrower. The amount of any withholding tax imposed with respect to a Secured Party shall be treated as cash distributed to such Secured Party at the time it is withheld by the Borrower or the Administrative Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-US Secured Party), the Administrative Agent may in its sole discretion withhold such amounts in accordance with this clause (c). In the event that a Secured Party wishes to apply for a refund of any such withholding tax, the Administrative Agent shall reasonably cooperate with such Secured Party in making such claim so long as such Secured Party agrees to reimburse the Administrative Agent for any out-of-pocket expenses incurred.

     (d) Distributions required to be made to Secured Parties on any Distribution Date shall be made in immediately available funds, to the account of the Administrative Agent for distribution to such Secured Party at a bank or other entity having appropriate facilities therefor.

     (e) Subject to Section 6.1 and this section, monies received by the
                    -----------
Administrative Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and the Administrative Agent shall not be liable for any interest thereon.

                                  ARTICLE VII


                                  The Sellers
                                  -----------

     Section 7.1  Representations and Warranties of Sellers. Each of the Sellers
                  -----------------------------------------
makes the following representations as to itself and the relevant property conveyed by it on which the Borrower is deemed to have relied in acquiring the Receivables and the Asset Backed Securities and on which the Secured Parties have relied in advancing funds to the Borrower under the Security and Funding Agreement. The representations speak as of the execution and delivery of this Agreement and as of each Receivables Sale Date and each ABS Sale Date, as applicable, with respect to the Receivables or the Asset Backed Securities, as applicable, sold on such date, and shall survive the sale of the Receivables or the Asset Backed Securities, as applicable, to the Borrower and the pledge thereof to the Administrative Agent on behalf of the Secured Parties.

          (a) Organization and Good Standing. The Sellers have been duly
              ------------------------------
     organized and are validly existing as corporations in good standing under the laws of the State of Delaware. Each Seller has the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to acquire, own and sell the Receivables, and in the case of the Primary Seller, the Asset Backed Securities and the Other Conveyed Property sold to the Borrower.

          (b) Due Qualification. The Primary Seller is duly qualified to do
              -----------------
     business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Primary Seller's ability to sell the Receivables, the Asset Backed Securities, as applicable, and the Other Conveyed Property to the Borrower pursuant to this Agreement, or the validity or enforceability of the Receivables, the Asset Backed Securities, as applicable, and the Other Conveyed Property or to perform the Seller's obligations hereunder and under the other Basic Agreements.

          (c) Power and Authority. Each Seller has the power and authority to
              -------------------
     execute and deliver this Agreement and the other Basic Agreements to which it is a party and to carry out its terms and their terms, respectively; each Seller has full power and authority to sell and assign the Receivables, the Asset Backed Securities, as applicable, and the Other Conveyed Property to be sold and assigned to and deposited with the Borrower by it and has duly authorized such sale and assignment to the Borrower by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Agreements to which such Seller is a party have been duly authorized by such Seller by all necessary corporate action.

          (d) Valid Sale, Binding Obligations. This Agreement effects a valid
              -------------------------------
     sale, transfer and assignment of the Receivables, the Asset Backed Securities, as applicable, and the Other Conveyed Property, enforceable against the relevant Seller and creditors of and purchasers from such Seller; and this Agreement and the other Basic Agreements to which each Seller is a party, when duly executed and delivered, shall constitute legal, valid and binding obligations of such Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (e) ERISA. Each Seller is in compliance in all material respects with
              -----
     ERISA and there is no lien of the Pension Benefit Guaranty Corporation on any of the Receivables, the Asset Backed Securities, as applicable, or Other Conveyed Property.

          (f) Not an Investment Company. Neither Seller is an "investment
              -------------------------
     company" within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act.

          (g) No Violation. The consummation of the transactions contemplated by
              ------------
     this Agreement and the other Basic Agreements to which a Seller is a party and the fulfillment of the terms of this Agreement and the other Basic Agreements to which a Seller is a party shall not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or by-laws of such Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which such Seller is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to such Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Seller or any of its properties.

          (h) No Proceedings. There are no proceedings or investigations pending
              --------------
     or, to the relevant Seller's knowledge, threatened, against such Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over such Seller or its properties (A) asserting the invalidity of this Agreement or any of the other Basic Agreements, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Agreements, (C) seeking any determination or ruling that might materially and adversely affect the Receivables, the Asset Backed Securities, as applicable, or the performance by such Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Agreements, (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the transactions contemplated by the Basic Agreements, or (E) involving any Receivable.

          (i) Chief Executive Office. The chief executive office of the Primary
              ----------------------
     Seller is at 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102. The chief executive office of the Secondary Seller is at its Corporate Trust Office.

          (j) No Consents. Neither Seller is required to obtain the consent of
              -----------
     any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained.

          Section 7.2 Existence. (a) During the term of this Agreement, the
                      ---------
     Sellers will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, any Receivables Sale Agreements, any ABS Sale Agreement (in the case of the Primary Seller), the other Basic Agreements and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

     (b) During the term of this Agreement, each Seller shall observe the applicable legal requirements for the recognition of such Seller as a legal entity separate and apart from its Affiliates, including as follows:

          (i) each Seller shall maintain corporate records and books of account separate from those of its Affiliates;

          (ii) except as otherwise provided in this Agreement, each Seller shall not commingle its assets and funds with those of its Affiliates;

          (iii) each Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all such Seller's corporate actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and of meetings of its stockholders) and observe all other customary corporate formalities (and if such Seller or any successor Seller is not a corporation shall observe similar procedures in accordance with its governing documents and applicable law);

          (iv) each Seller shall at all times hold itself out to the public under such Seller's own name as a legal entity separate and distinct from its Affiliates; and

          (v) all transactions and dealings between a Seller and its Affiliates will be conducted on an arm's length basis.

     (c) During the term of this Agreement, no Seller shall take any action that would cause the Borrower to violate any of its covenants under the Basic Agreements or that otherwise would be likely to have a material adverse effect on the Borrower and/or the Secured Parties.

     Section 7.3  Liability of Sellers; Indemnities. The Sellers shall be liable
                  ---------------------------------
in accordance herewith only to the extent of the obligations specifically undertaken by the Sellers under this Agreement.

     (a) The Sellers jointly and severally shall indemnify, defend and hold harmless the Borrower, the Administrative Agent, the Secured Parties, the Backup Servicer and the Servicer (if other than the Primary Seller) from and against any taxes that may at any time be asserted against any such Person with respect to, and as of the date of, each sale of Receivables or the Asset Backed Securities, in the case of the Primary Seller only, to the Borrower including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege or license taxes (but not including any taxes asserted with respect to ownership of the Receivables or the Asset Backed Securities, in the case of the Primary Seller only, or federal or other income taxes, including franchise taxes measured by net income) and all costs and expenses in defending against the same.

     (b) The Sellers jointly and severally shall indemnify, defend and hold harmless the Borrower, the Administrative Agent, the Secured Parties, the Backup Servicer and the Servicer (if other than the Primary Seller) from and against any loss, liability or expense incurred by reason of any Seller's willful malfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

     Indemnification under this Section shall survive the resignation or removal of the Administrative Agent and the termination of this Agreement and shall include all reasonable fees and expenses of counsel and other expenses of litigation. If the Sellers shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Sellers, without interest.

     Section 7.4  Merger or Consolidation of, or Assumption of the Obligations
                  ------------------------------------------------------------
of, Sellers. Any Person (a) into which any Seller may be merged or consolidated,
-----------
(b) which may result from any merger or consolidation to which a Seller shall be a party or (c) which may succeed to the properties and assets of any Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of such Seller under this Agreement, shall be the successor to such Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) such Seller shall have received the
           --------  -------
written consent of the Borrower and the Required APA Banks prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 4.1 shall
                                                            -----------
have been breached and (if AFS is the Servicer) no Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (iii) such Seller shall have delivered to the Administrative Agent and the Rating Agencies an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and
(v) such Seller shall have delivered to the Administrative Agent an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto relating to the sale of the Receivables from the Sellers to the Borrower have been executed and filed that are necessary fully to preserve and protect the interest of the Borrower in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. For the avoidance of doubt, it is understood that the execution of the foregoing agreement of assumption and compliance with clauses (i) through (v) above shall be conditions to the consummation of the transactions referred to in clauses
(a), (b) or (c) above.

     Section 7.5  Limitation on Liability of Sellers and Others. The Sellers and
                  ---------------------------------------------
any director or officer or employee or agent of the Sellers may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising under any Basic Agreement. Neither Seller shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

                                  ARTICLE VIII

                                  The Servicer
                                  ------------

     Section 8.1  Representations and Warranties of AFS, in its capacity as
                  ---------------------------------------------------------
Servicer. AFS makes the following representations and warranties on which the
--------
Borrower is deemed to have relied in acquiring the Receivables and on which the Secured Parties have relied in advancing funds to the Borrower under the Security and Funding Agreement. The representations speak as of the execution and delivery of this Agreement and as of each Receivables Sale Date with respect to the Receivables sold on such date, and shall survive the sale of the Receivables to the Borrower and the pledge thereof to the Administrative Agent on behalf of the Secured Parties.

          (i)   Organization and Good Standing. AFS has been duly organized and
                ------------------------------
is validly existing and in good standing under the laws of its jurisdiction of organization, with power, authority and legal right to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and now has, power, authority and legal right to enter into and perform its obligations under this Agreement;

          (ii)  Due Qualification. AFS is duly qualified to do business as a
                -----------------
foreign corporation in good standing and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the servicing of the Receivables as required by this Agreement) requires or shall require such qualification;

          (iii) Power and Authority. AFS has the full power and authority to
                -------------------
hold each Receivable on behalf of the Administrative Agent and has the power and authority to execute and deliver this Agreement and the other Basic Agreements to which it is a party and to carry out its terms and their terms, respectively, and the execution, delivery and performance of this Agreement and the other Basic Agreements to which it is a party have been duly authorized by the Servicer by all necessary corporate action;

          (iv) Binding Obligation. This Agreement and the other Basic Agreements
               ------------------
to which AFS is a party shall constitute legal, valid and binding obligations of AFS enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law;

          (v)  ERISA. AFS is in compliance in all material respects with ERISA
               ------
and there is no lien of the Pension Benefit Guaranty Corporation on any of the Receivables or Other Conveyed Property;

          (vi)   Not an Investment Company. AFS is not an "investment company"
                 -------------------------
     within the meaning of the Investment Company Act of 1940, as amended, or is exempt from all provisions of such Act;

          (vii)  No Violation. The consummation of the transactions contemplated
                 ------------
     by this Agreement and the other Basic Agreements to which AFS is a party, the delivery of Receivables to AFS as Servicer and the fulfillment of the terms of this Agreement and the other Basic Agreements to which AFS is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of AFS, or any indenture, agreement, mortgage, deed of trust or other instrument to which AFS is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to AFS of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over AFS or any of its properties;

          (viii) No Proceedings. There are no proceedings or investigations
                 --------------
     pending or, to the knowledge of AFS threatened, against AFS, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over AFS or its properties
     (A) asserting the invalidity of this Agreement or any of the other Basic Agreements, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Agreements, (C) seeking any determination or ruling that might materially and adversely affect the performance by AFS of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Agreements or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the transactions contemplated by the Basic Agreements;

          (ix)   No Consents. AFS is not required to obtain the consent of any
                 -----------
     other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement which has not already been obtained;

          (x)    Maintenance of Interest in Receivables. Upon written request of
                 --------------------------------------
     the Administrative Agent, AFS shall take such steps as requested by the Administrative Agent to protect or maintain any interest in any Receivable; and

          (xi)   Third Party Claims. AFS has not been notified by any party that
                 ------------------
     any third party claims an interest in the Receivables or is requesting AFS to act as a bailee with respect to the Receivables, except such interests as are created under the Basic Agreements.


          Section 8.2  Liability of Servicer; Indemnities.
                       ----------------------------------

          (a) The Servicer (in its capacity as such) shall be liable hereunder only to the extent of the obligations in this Agreement specifically undertaken by the Servicer and the representations made by the Servicer.

          (b) The Servicer agrees to indemnify and hold harmless the Borrower, the Administrative Agent, the Secured Parties, the Backup Servicer, their respective officers, directors, agents and employees for any and all claims, liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever (including the fees and expenses of counsel) that may be imposed on, incurred or asserted against any of such parties as the result of any act or omission in any way relating to


               (i) the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Vehicle or

               (ii) the maintenance and custody by the Servicer of the Receivable Files; provided, however, that the Servicer shall not be
                            --------  -------
          liable for any portion of any such liabilities, obligations, losses, damages, payments or costs or expenses as are due to the willful misfeasance, bad faith or gross negligence of the Secured Parties or the Administrative Agent.

          (c) The Servicer shall indemnify, defend and hold harmless the Borrower, the Administrative Agent, the Secured Parties, the Backup Servicer, their respective officers, directors, agents and employees from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Borrower, the Administrative Agent, the Backup Servicer or the Secured Parties by reason of the breach of this Agreement by the Servicer, the negligence, misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement.

          (d) Indemnification under this Article shall include, without limitation, reasonable fees and expenses of counsel and expenses of litigation. If the Servicer has made any indemnity payments pursuant to this Article and the recipient thereafter collects any of such amounts from others, the recipient shall promptly repay such amounts collected to the Servicer, without interest. The indemnification obligations of the Servicer set forth in this Section 8.2 shall survive the termination of this
                       -----------
     Agreement and, with respect to any Servicer, shall survive the termination of such Servicer with respect to any act or omission that occurs prior to such Servicer's termination.

          Section 8.3  Merger or Consolidation of, or Assumption of the
                       ------------------------------------------------
     obligations of the Servicer or Backup Servicer.
     ----------------------------------------------

          (a) For so long as AFS is a Seller and the Servicer, in the event of any conflict between this Section 8.3 and Section 7.4, this Section 8.3
                               -----------     -----------       -----------
     shall control. Any Person (A) into which the Servicer may be merged or consolidated, (B) which may result from any merger or consolidation to which the Servicer shall be a party or (C) which may succeed to the properties and assets of the Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that the Servicer shall not merge or consolidate with
     --------  -------
     any other person, convey, transfer or lease
     substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business except as expressly provided in this Section 8.3.
                                   -----------

          (b) The Servicer shall be permitted to merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit another Person to become the successor to the Servicer's business; provided (i) that such Person is a
                                           --------
     direct or indirect wholly-owned subsidiary of AmeriCredit; and (ii) that, after giving effect to such merger, consolidation, conveyance, transfer, lease or succession, the successor or surviving entity shall be capable of fulfilling the duties of the Servicer contained in this Agreement in the reasonable judgment of the Administrative Agent.

          (c) Except as described in clause (b) above, the Servicer shall not merge or consolidate with any other person, convey, transfer or lease substantially all its assets as an entirety to another Person, or permit any other Person to become the successor to the Servicer's business unless:
     (i) the Servicer shall have received the written consent of the Administrative Agent (acting at the direction of the Required APA Banks) and the Borrower prior to entering into any such transaction, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 5.6 shall have been breached and no
                               -----------
     Servicer Termination Event, and no event which, after notice or lapse of time, or both, would become a Servicer Termination Event shall have happened and be continuing, (iii) the Servicer shall have delivered to the Administrative Agent and the Rating Agencies an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iv) the Rating Agency Condition shall have been satisfied with respect to such transaction and (v) the Servicer shall have delivered to the Administrative Agent an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto that are otherwise required hereunder to be filed by the Servicer have been executed and filed that are necessary fully to preserve and protect the interest of the Borrower and the Administrative Agent, respectively, in the Receivables and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii), (iv) and (v) above shall be conditions to the consummation of the transactions referred to in clauses (a) or (c) above.

          (d) Any corporation (i) into which the Backup Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Backup Servicer shall be a party, (iii) which acquires by conveyance, transfer or lease substantially all of the assets of the Backup Servicer, or (iv) succeeding to the business of the Backup Servicer, in any of the foregoing cases shall execute an agreement of assumption to perform every obligation of the Backup Servicer under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Backup Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement, anything in this Agreement to the contrary notwithstanding; provided,
                                                                 --------
     however, that nothing contained herein shall be deemed to release the
     -------
     Backup Servicer from any obligation.

     Section 8.4  Limitation on Liability of the Servicer and the Backup
                  ------------------------------------------------------
Servicer. (a) Neither the Servicer, the Backup Servicer nor any of the directors
--------
or officers or employees or agents of the Servicer or Backup Servicer shall be under any liability to the Borrower or the Secured Parties, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall
                                   --------  -------
not protect the Servicer, the Backup Servicer or any such person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties; provided further that this provision shall not affect any liability to
        -------- -------
indemnify the Administrative Agent, the Secured Parties and the Borrower for costs, taxes, expenses, claims, liabilities, losses or damages paid by the Administrative Agent, the Secured Parties and the Borrower. The Servicer, the Backup Servicer and any director, officer, employee or agent of the Servicer or Backup Servicer may rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any
                         ----- -----
Person respecting any matters arising under this Agreement.

          (b) Notwithstanding anything herein to the contrary, the Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement, and the Administrative Agent, the Borrower, the Sellers, and the Secured Parties shall look only to the Servicer to perform such obligations.

     Section 8.5  Delegation of Duties. The Servicer may delegate duties under
                  --------------------
this Agreement to an Affiliate of the Servicer with the prior written consent of the Borrower, the Administrative Agent (acting at the direction of the Required APA Banks) and the Backup Servicer. The Servicer also may at any time perform through sub-contractors the specific duties of (i) repossession of Financed Vehicles, (ii) tracking Financed Vehicles' insurance and (iii) pursuing the collection of deficiency balances on certain Delinquent and Defaulted Receivables, in each case, without the consent of the Administrative Agent or the Borrower and may perform other specific duties through such sub-contractors in accordance with Servicer's customary servicing policies and procedures, with the prior consent of the Administrative Agent and the Borrower; provided,
                                                                --------
however, that no such delegation or sub-contracting duties by the Servicer shall
-------
relieve the Servicer of its responsibility with respect to such duties. Neither AFS or any party acting as Servicer hereunder shall appoint any subservicer hereunder without the prior written consent of the Administrative Agent (acting at the direction of the Required APA Banks), the Borrower, and the Backup Servicer.

     Section 8.6  Servicer and Backup Servicer Not to Resign. Subject to the
                  ------------------------------------------
provisions of Section 8.3, neither the Servicer nor the Backup Servicer shall
              -----------
resign from the obligations and duties imposed on it by this Agreement as Servicer or Backup Servicer except upon a determination that by reason of a change in legal requirements the performance of its duties under this Agreement would cause it to be in violation of such legal requirements in a manner which would have a material adverse effect on the Servicer or the Backup Servicer, as the case may be, and the Required APA Banks and the Borrower do not elect to waive the obligations of the Servicer or the Backup Servicer, as the case may be, to perform the duties which render it legally unable to act or to delegate those duties to another Person. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced by an Opinion of Counsel to such effect delivered and acceptable to the Administrative Agent and the Borrower. No resignation of the Servicer shall become effective until the Backup Servicer or an entity acceptable to the Administrative Agent (at the direction of the Required APA Banks) and the Borrower shall have assumed the responsibilities and obligations of the Servicer. No resignation of the Backup Servicer shall become effective until an entity acceptable to the Administrative Agent (at the direction of the Required APA Banks) and the Borrower shall have assumed the responsibilities and obligations of the Backup Servicer; provided,
                                                                     --------
however, that in the event a successor Backup Servicer is not appointed within
-------
60 days after the Backup Servicer has given notice of its resignation and has provided the Opinion of Counsel required by this Section 8.6, the Backup
                                                 -----------
Servicer may petition a court for its removal.

                                   ARTICLE IX

                                     Default
                                     -------

     Section 9.1  Servicer Termination Event. For purposes of this Agreement,
                  --------------------------
each of the following shall constitute a "Servicer Termination Event":

     (a) Any failure by the Servicer to deliver to the Administrative Agent for distribution to the Secured Parties any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of two Business Days (one Business Day with respect to payment of Repurchase Obligation Amounts or ABS Repurchase Obligation Amounts) after written notice is received by the Servicer from the Administrative Agent or after discovery of such failure by a Responsible Officer of the Servicer;

     (b) Failure by the Servicer (i) to deliver to the Administrative Agent the Servicer's Determination Date Certificate in draft form three Business Days, and in final form two Business Days, prior to the Distribution Date, which failure continues unremedied as of the close of business on the first to occur of the next Business Day after written notice is received by the Servicer from the Administrative Agent or the second Business Day prior to the Distribution Date, or (ii) to observe its covenants and agreements set forth in Section 8.3(a),
                                                             --------------
(b) or (c);
---    ---

     (c) Failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement or any other Basic Agreement, which failure continues unremedied for a period of 30 days after knowledge thereof by the Servicer or after the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent (acting at the direction of the Required APA Banks) or the Borrower;

     (d) Any representation, warranty or statement of the Servicer made in this Agreement or any other Basic Agreement or in any certificate, report or other writing delivered pursuant hereto or thereto shall prove to be incorrect in any material respect as of the time when the same shall have been made, and, within 30 days after knowledge thereof by the Servicer or after written notice thereof shall have been given to the Servicer by the Administrative Agent or the Borrower, the circumstances or condition in respect of which such representation, warranty or statement was incorrect shall not have been eliminated or otherwise cured;

     (e) The occurrence of an Insolvency Event with respect to the Servicer; or

     (f) Without duplication of any of the foregoing, a Termination Event shall have occurred and be continuing.

     Section 9.2  Consequences of a Servicer Termination Event. If a Servicer
                  --------------------------------------------
Termination Event shall occur and be continuing, the Administrative Agent or the Required APA Banks or the Borrower (so long as no other Termination Event shall have then occurred and remain continuing), by notice given in writing to the Servicer (and to the Administrative Agent if given by the Required APA Banks), may terminate all of the rights and obligations of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the Backup Servicer (or such other successor Servicer appointed by the Administrative Agent at the direction of the Required APA Banks, or by the Borrower with the consent of the Required APA Banks); provided,
                                                                       --------
however, that the successor Servicer shall have no liability with respect to any
-------
obligation which was required to be performed by the terminated Servicer prior to the date that the successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the sale and indorsement of the Receivables and the Other Conveyed Property and related documents to show the Borrower as lienholder or secured party on the related Lien Certificates, or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including, without limitation, the transfer to the successor Servicer for administration by it of all cash amounts that shall at the time be held by the terminated Servicer for deposit, or have been deposited by the terminated Servicer, in the Collection Account or thereafter received with respect to the Receivables and the delivery to the successor Servicer of all Receivable Files, Monthly Records and Collection Records and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer or a successor Servicer to service the Receivables and the Other Conveyed Property. If requested by the Administrative Agent or by the Borrower with the consent of the Administrative Agent (acting at the direction of the Required APA Banks), the successor Servicer shall terminate the Lockbox Agreement and direct the Obligors to make all payments under the Receivables directly to the successor Servicer (in which event the successor Servicer shall process such payments in accordance with Section 4.2(e)), or to a lockbox established by the successor
                --------------
Servicer at the direction of the Administrative Agent or by the Borrower with the consent of the Administrative Agent, at the successor Servicer's expense. The terminated Servicer shall grant the Administrative Agent, the Borrower, the successor Servicer and the Required APA Banks reasonable access to the terminated Servicer's premises and to its equipment, systems and personnel, at the terminated Servicer's expense.

     Section 9.3  Appointment of Successor. (a) On and after the time the
                  ------------------------
Servicer receives a notice of termination pursuant to Section 9.2, or upon the
                                                      -----------
resignation of the Servicer
pursuant to Section 8.6, the Backup Servicer (unless the Administrative Agent,
            -----------
at the direction of the Required APA Banks or the Borrower with the consent of the Required APA Banks, shall have exercised its option pursuant to Section 9.3
                                                                    -----------
(b) to appoint an alternate successor Servicer) shall be the successor in all
---
respects to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Servicer by the terms and provisions of this Agreement except as otherwise stated herein. The Administrative Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 9.2 upon the occurrence of any Servicer Termination
                  -----------
Event applicable to it as Servicer.

     (b) The Administrative Agent, at the direction of the Required APA Banks, may exercise at any time its right to appoint as successor to the Servicer a Person other than the Person serving as Backup Servicer at the time, and shall have no liability to AFS, the Sellers, the Person then serving as Backup Servicer, any Secured Party or any other Person if it does so. Notwithstanding the above, if the Backup Servicer shall be legally unable or unwilling to act as Servicer, the Backup Servicer, the Administrative Agent, acting at the direction of the Required APA Banks, or the Borrower with the consent of the Required APA Banks may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Backup Servicer shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment. Subject to Section 8.6, no provision of this Agreement shall
                             -----------
be construed as relieving the Backup Servicer of its obligation to succeed as successor Servicer upon the termination of the Servicer pursuant to Section 9.2
                                                                    -----------
or the resignation of the Servicer pursuant to Section 8.6. If upon the
                                               -----------
termination of the Servicer pursuant to Section 9.2 or the resignation of the
                                        -----------
Servicer pursuant to Section 8.6, the Administrative Agent, acting at the
                     -----------
direction of the Required APA Banks, or the Borrower with the consent of the Required APA Banks appoints a successor Servicer other than the Backup Servicer, the Backup Servicer shall not be relieved of its duties as Backup Servicer hereunder.

     (c) Any successor Servicer shall be entitled to such compensation (whether payable out of the Collection Account or otherwise, including, without limitation, any Supplemental Servicing Fee) as the Servicer would have been entitled to under this Agreement if the Servicer had not resigned or been terminated hereunder. If any successor Servicer is appointed as a result of the Backup Servicer's refusal (in breach of the terms of this Agreement) to act as Servicer although it is legally able to do so, the Administrative Agent, the Borrower, and such successor Servicer may agree on reasonable additional compensation to be paid to such successor Servicer by the Backup Servicer, which additional compensation shall be paid by such breaching Backup Servicer in its individual capacity and solely out of its own funds. If any successor Servicer is appointed for any reason other than the Backup Servicer's refusal to act as Servicer although legally able to do so, the Administrative Agent, the Borrower (so long as no Termination Event other than a Servicer Termination Event shall have then occurred and remain continuing), and such successor Servicer may agree on additional compensation to be paid to such successor Servicer, subject to satisfaction of the Rating Agency Condition, which additional compensation shall be payable as provided in the Section 6.8 hereof. In
                                                 -----------
addition, any successor Servicer shall be entitled to reasonable transition expenses incurred in acting as successor Servicer.

     Section 9.4 Notification to Secured Parties. Upon any termination of, or
                 -------------------------------
appointment of a successor to, the Servicer, the Administrative Agent shall give prompt written notice thereof to each Secured Party, to the Borrower, and to the Rating Agencies.

     Section 9.5 Waiver of Past Defaults. The Required APA Banks, or the
                 -----------------------
Borrower with the consent of the Required APA Banks may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement; provided, however, that no such
                                              --------  -------
waiver shall extend to any subsequent or other default or impair any right consequent thereto.


                                    ARTICLE X

                      Administrative Duties of the Servicer
                      -------------------------------------

     Section 10.1 Administrative Duties.
                  ---------------------

     (a) Duties with Respect to the Borrower.
         -----------------------------------

          (i) Notwithstanding anything in this Agreement or any of the Basic Agreements to the contrary, the Servicer shall be responsible for promptly notifying, in writing, the Borrower and the Administrative Agent in the event that any withholding tax is imposed on the Borrower's payments (or allocations of income) to any Secured Party. Any such notice shall be in writing and specify the amount of any withholding tax required to be withheld by the Administrative Agent pursuant to such provision.

          (ii) The Servicer shall perform the duties of the Servicer specified herein and any other duties expressly required to be performed by the Servicer under any other Basic Agreement.

          (iii) Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein or in the other Basic Agreements, the Servicer, in its capacity hereunder, shall not be obligated to, and shall not, (1) take any action that the Borrower directs the Servicer not to take on its behalf or (2) in connection with its duties hereunder assume any indemnification obligation of any other Person.

     Section 10.2 Records. The Servicer shall maintain appropriate books of
                  -------
account and records relating to services performed under this Agreement, which books of account and records shall be accessible for inspection by the Borrower at any time during normal business hours.

     Section 10.3 Additional Information to be Furnished to the Borrower. The
                  ------------------------------------------------------
Servicer shall furnish to the Borrower from time to time such additional information regarding the Collateral as the Borrower shall reasonably request.


                                   ARTICLE XI

                            Miscellaneous Provisions
                            ------------------------

     Section 11.1 Amendment. This Agreement may be amended from time to time by
                  ---------
the parties hereto, with the consent of the Administrative Agent (such consent not to be unreasonably withheld), but without the consent of any of the Secured Parties, to cure any ambiguity, to correct or supplement any provisions in this Agreement, to comply with any changes in the Uniform Commercial Code, or to amend any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement or the other Basic Agreements or the transactions contemplated hereby or thereby; provided, however, that such action shall not, as evidenced by an
            --------  -------
Opinion of Counsel delivered to the Administrative Agent, adversely affect in any material respect the interests of any Secured Party.

     This Agreement may also be amended from time to time by the parties hereto, with the consent of the Administrative Agent (as directed by the Required APA Banks) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Secured Parties; provided, however, that no such
                                          --------  -------
amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Secured Parties, (b) reduce the aforesaid percentage of the outstanding principal amount of the VFN, the Holders of which are required to consent to any such amendment,
(c) amend this Section, or (d) increase the funding amount of the VFN, without the consent of all the Secured Parties.

     Promptly after the execution of any such amendment or consent, the Administrative Agent shall furnish written notification of the substance of such amendment or consent to each Secured Party and the Rating Agencies.

     It shall not be necessary for the consent of Secured Parties pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Secured Parties provided for in this Agreement) and of evidencing the authorization of any action by Secured Parties shall be subject to such reasonable requirements as the Administrative Agent may prescribe.

     Prior to the execution of any amendment to this Agreement, the Administrative Agent shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and, if applicable, the Opinion of Counsel referred to in the first paragraph of this Section 11.1 has been
                                                      ------------
delivered. The Administrative Agent, the Borrower, and the Backup Servicer may, but shall not be obligated to, enter into any such amendment which affects the Borrower's, the Administrative Agent's or the Backup Servicer's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 11.2 Protection of Title. (a) The relevant Seller shall execute and
                  -------------------
file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Borrower in the Conveyed Property and in the proceeds thereof. The relevant Seller shall deliver (or cause to be delivered) to the Borrower and the Administrative Agent file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

     (b) Without limiting any other provision of this Agreement, neither of the Sellers nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of (s)9-402 (7) of the Relevant UCC, unless it shall have given the Administrative Agent and the Borrower at least 15 days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements. Promptly upon such filing, the relevant Seller or the Servicer, as the case may be, shall deliver an Opinion of Counsel in form and substance reasonably satisfactory to the Administrative Agent, stating either (A) all financing statements and continuation statements have been executed and filed that are otherwise required hereunder to be filed by the relevant Seller or the Servicer, as applicable, that are necessary fully to preserve and protect the interest of the Borrower in the Receivables, and reciting the details of such filings or referring to prior opinions of Counsel in which such details are given, or (B) no such action shall be necessary to preserve and protect such interest.

     (c) Each Seller and the Servicer shall have an obligation to give the Administrative Agent and the Borrower at least 60 days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the Relevant UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to the Borrower, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall indicate clearly that the Borrower owns such Receivable and that such Receivable has been pledged by the Borrower to the Administrative Agent for the benefit of the Secured Parties. Indication of the Borrower's ownership of a Receivable shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time either Seller or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in automotive receivables to any prospective purchaser, lender or other transferee, such Seller or the Servicer, as applicable, shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Borrower and has been pledged by the Borrower to the Administrative Agent for the benefit of the Secured Parties.

     (g) Upon request, the Servicer shall furnish to the Administrative Agent, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Conveyed Property, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Determination Date Certificates furnished before such request.

     Section 11.3 Notices. All demands, notices and communications upon or to
                  -------
the Sellers, the Servicer, the Borrower, the Administrative Agent, the Collateral Agent, the Backup Servicer, the Secured Parties or the Rating Agencies under this Agreement shall be in writing, personally delivered, or mailed by overnight courier, express mail or certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt by such Person at its address specified in Annex A hereto.

     Section 11.4 Assignment. This Agreement shall inure to the benefit of and
                  ----------
be binding upon the parties hereto and their respective successors and permitted assigns. Notwithstanding anything to the contrary contained herein, except as provided in Sections 7.4 and 8.3 and as provided in the provisions of this
            ------------     ---
Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by either Seller or the Servicer without the prior written consent of the Administrative Agent (acting at the direction of the Required APA Banks), the Borrower, and the Backup Servicer.

     Section 11.5 Limitations on Rights of Others. The provisions of this
                  -------------------------------
Agreement are solely for the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly stated otherwise herein, any right of the Administrative Agent to direct, appoint, consent to, approve of, or take any action under this Agreement, shall be a right exercised by the Administrative Agent in its sole and absolute discretion. The Administrative Agent may disclaim any of its rights and powers under this Agreement. Nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Property or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 11.6 Severability. Any provision of this Agreement that is
                  ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 11.7 Separate Counterparts. This Agreement may be executed by the
                  ---------------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 11.8 Headings. The headings of the various Articles and Sections
                  --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 11.9 Assignment to Administrative Agent. Each of the Sellers hereby
                  ----------------------------------
acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Borrower to the Administrative Agent for the benefit of the Secured Parties of or in all right, title and interest of the Borrower in, to and under the Receivables and Other Conveyed Property, and/or the assignment of any or all of the Borrower's rights and obligations hereunder to the Administrative Agent. All rights of the Borrower hereunder may be exercised by the Administrative Agent for the benefit of the Secured Parties or their assignees to the extent of their respective rights pursuant to such assignments. Any assignee (including, but not limited to, any Secured Party) is hereby intended by the parties hereto to be a third-party beneficiary of this Agreement.

     Section 11.10 Bank One Roles; Limitation of Liability. The parties
                   ---------------------------------------
expressly acknowledge and consent to Bank One Chicago acting in the capacities of Administrative Agent, and APA Bank, and Bank One Columbus acting in the capacities of Backup Servicer, Collateral Agent and Securities Intermediary. Each of Bank One Chicago and Bank One Columbus may, in any such or other capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Bank One Chicago or Bank One Columbus of express duties set forth in this Agreement or in any other Basic Agreement in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and the Secured Parties except in the case of gross negligence and willful misconduct by Bank One Chicago or Bank One Columbus, respectively. Without limiting any other provision hereof, the parties further expressly acknowledge and agree that in no event shall Bank One Chicago or Bank One Columbus be liable under or in connection with this Agreement or any other Basic Agreement for indirect, special or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed.

     Section 11.11 Non-petition Covenants. (a) Notwithstanding any prior
                   ----------------------
termination of this Agreement, the Servicer, the Sellers, the Administrative Agent and each Secured Party shall not, prior to the date which is one year and one day after the later of (i) termination of this Agreement with respect to the Borrower and (ii) the payment in full of all obligation due and owing by the Borrower to the Administrative Agent and the Secured Parties under the Basic Agreements, acquiesce, petition or otherwise invoke or cause the Borrower to invoke the process of any court or government authority for the purpose of commencing or sustaining a case by or against the Borrower under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Borrower or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Borrower.

     (b) Notwithstanding any prior termination of this Agreement, the Servicer, the Administrative Agent and each Secured Party shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to any Seller, acquiesce to, petition or otherwise invoke or cause any Seller to invoke the process of any court or government authority for the purpose of commencing or sustaining a case by or against any Seller under any federal or state bankruptcy, insolvency or similar law, appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator, or other similar official of such Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of any Seller.

     (c) Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Bank One Chicago, not in its individual capacity but solely in its capacity as Administrative Agent, and by Bank One Columbus, not in its individual capacity but solely in its capacities as Backup Servicer and Collateral Agent, and in no event shall Bank One Chicago or Bank One Columbus have any liability for the representations, warranties, covenants, agreements or other obligations of the Borrower hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Borrower.

     Section 11.12 Independence of the Servicer. For all purposes of this
                   ----------------------------
Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Borrower, the Administrative Agent or the Backup Servicer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Servicer shall have no authority to act for or represent the Borrower in any way and shall not otherwise be deemed an agent of the Borrower.

     Section 11.13 No Joint Venture. Nothing contained in this Agreement (i)
                   ----------------
shall constitute the Servicer or the Borrower as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them and express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 11.14 Consents to Jurisdiction. Each of the parties hereto
                   ------------------------
irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York, any court in the State of New York located in New York, NY, and any appellate court from any thereof, in any action, suit or proceeding brought against it and related to or in connection with this Agreement, the other Basic Agreements or the transactions contemplated hereunder or thereunder or for recognition or enforcement of any judgment and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such suit or action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. To the extent permitted by applicable law, each of the parties hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such courts, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or any of the other Basic Agreements or the subject matter hereof or thereof may not be litigated in or by such courts. The Borrower hereby irrevocably appoints and designates The Prentice-Hall Corporation System, 500 Central Avenue, Albany, New York 12206-2290 as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. The Borrower agrees that service of such process upon such Person shall constitute personal service of such process upon it. Nothing contained in this Agreement shall limit or affect the rights of any party hereto to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Basic Agreements against the Sellers, the Servicer, the Borrower or their respective property in the courts of any jurisdiction.

     Section 11.15 Trial by Jury Waived. Each of the parties hereto waives, to
                   --------------------
the fullest extent permitted by law, any right it may have to a trial by jury in respect of any litigation arising directly or indirectly out of, under or in connection with this Agreement, any of the other Basic Agreements or any of the transactions contemplated hereunder or thereunder. Each of the parties hereto
(a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the other Basic Agreements to which it is a party, by among other things, this waiver.

     Section 11.16 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                   -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 11.17 No Recourse. It is expressly understood and agreed by the
                   -----------
parties hereto that (a) this Agreement is executed and delivered by Bankers Trust (Delaware), not individually or personally but solely as trustee of the Borrower, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Bankers Trust (Delaware) but is made and intended for the purpose of binding only the Borrower, (c) nothing herein contained shall be construed as creating any liability on Bankers Trust (Delaware), individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Bankers Trust (Delaware) be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Agreement or any other related documents.

     Section 11.18 Confidentiality.
                   ---------------

          (a) The Servicer and each Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Administrative Agent, the Securities Intermediary and each of the other Secured Parties and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that any Seller and its officers and employees may disclose such information to such Seller's external accountants and attorneys and as required by any applicable law (including the Securities Act of 1933 and the Securities Exchange Act of 1934) or order of any judicial or administrative proceeding.

          (b) Anything herein to the contrary notwithstanding, the Servicer and each Seller each hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Administrative Agent, the Securities Intermediary or any of the other Secured Parties by each other, (ii) by the Administrative Agent, the Securities Intermediary or any of the other Secured Parties to any prospective or actual assignee or participant of any of them and (iii) by the Administrative Agent to any rating agency, Commercial Paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to the CP Lender or any entity organized for the purpose of purchasing, or making loans secured by, financial assets for which Bank One Chicago acts as the administrative agent and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing. In addition, the Administrative Agent, the Securities Intermediary and the other Secured Parties may disclose any such nonpublic information pursuant to any law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings (whether or not having the force or effect of law).

          (c) Borrower shall maintain and shall cause each of its employees and officers to maintain the confidentiality of this Agreement and the other confidential or proprietary information with respect to the Servicer, each Seller and the Obligors and their respective businesses obtained by it in connection with the due diligence evaluations, structuring, negotiating and execution of the Basic Documents, and the consummation of the transactions contemplated herein and any other activities of Borrower arising from or related to the transactions contemplated herein provided, however, that each of Borrower
                                        --------  -------
and its employees and officers shall be permitted to disclose such confidential or proprietary information: (i) to the Administrative Agent, the Securities Intermediary and any of the other Secured Parties, (ii) to any prospective or actual assignee or participant of the Administrative Agent, the Securities Intermediary or any of the other Secured Parties who execute a confidentiality agreement for the benefit of the Servicer, the Seller and the Borrower on terms comparable to those required of Borrower hereunder with respect to such disclosed information, (iii) to any rating agency, provider of a surety, guaranty or credit or liquidity enhancement to the CP Lender, (iv) to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, and (v) to the extent required pursuant to any applicable law, rule, regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings with competent jurisdiction

     (whether or not having the force or effect of law) so long as such required disclosure is made under seal to the extent permitted by applicable law or by rule of court or other applicable body.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                              AMERICREDIT ONE TRUST,
                              Borrower


                              By: Bankers Trust (Delaware), solely in its
                                   capacity as Trustee of AmeriCredit One Trust


                              By
                                -------------------------------------------
                                Name:
                                Title:


                              AMERICREDIT FUNDING CORP. VI,    Seller



                              By
                                -------------------------------------------
                                Name:
                                Title:


                              AMERICREDIT FINANCIAL SERVICES, INC.,
                              Servicer and Primary Seller



                              By
                                -------------------------------------------
                                Name:  Preston A. Miller
                                Title:  Executive Vice President
                                          and Treasurer



                              By
                                -------------------------------------------
                                Name:  Preston A. Miller
                                Title:  Executive Vice President
                                               and Treasurer

                              BANK ONE, NA (MAIN OFFICE COLUMBUS),
                              not in its individual capacity but solely as Backup Servicer and Collateral Agent



                              By
                                -------------------------------------------
                                Name:  John J. Rothrock
                                Title:  Authorized Signer


                              BANK ONE, NA (MAIN OFFICE CHICAGO), as
                              Administrative Agent on behalf of the Secured Parties


                              By
                                -------------------------------------------
                                Name:  Fouad S. Onbargi
                                Title:  Authorized Signatory

                                   SCHEDULE A




                      THIS SCHEDULE INTENTIONALLY OMITTED

                                   SCHEDULE B


                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS
                             RELATING TO RECEIVABLES

     (a) General Characteristics.
         -----------------------

          Each Receivable:

          (i) has been originated in the United States by the Primary Seller directly or by a Dealer or Third-Party Lender for the retail sale or refinancing of a Financed Vehicle in the ordinary course of its business and the Primary Seller or Dealer or Third-Party Lender (as the case may be) has all necessary licenses and permits to originate Receivables in the state where either such Dealer or Third-Party Lender or the related consumer is located, has been fully and properly executed by the parties thereto, and, if originated by a Dealer or Third-Party Lender, has been purchased from such Dealer or Third-Party Lender by the Primary Seller under an existing Dealer Agreement or Third Party Loan Purchase Agreements, as the case may be, or validly assigned by such Dealer or Third-Party Lender to the Primary Seller or, with respect to any Receivable sold to the Borrower by the Seller, was purchased by the Seller (and, if originated by the Primary Seller, is an eligible Receivable under any term securitization documents of the Primary Seller at the time of purchase by the Borrower);

          (ii) has created a valid, subsisting and enforceable first priority perfected security interest in favor of the Primary Seller in the related Financed Vehicle (which security interest has been validly assigned to the Borrower (or the Secondary Seller and by the Secondary Seller to the Borrower in cases of sales by the Primary Seller to the Secondary Seller) and has been validly assigned by the Borrower to the Administrative Agent on behalf of the Secured Parties), except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally;

          (iii) contains customary and enforceable provisions (except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally) such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security;

          (iv) provides for level monthly payments (provided that the payment in
                                                    --------
          the first or last month in the life of the Receivable may be minimally different from the level payment) that fully amortize the amount financed over the original contractual term and yield interest at the annual percentage rate;

          (v) provides for, in the event that the related Contract is prepaid, a prepayment that fully pays the principal balance and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the annual percentage rate; and

          (vi) has not been amended, or rewritten or collections with respect thereto deferred or waived except in accordance with the Credit and Servicing Procedures.

          (b) Compliance with Law. Each Receivable and the sale or refinancing
              -------------------
          of the related Financed Vehicle complied at the time it was originated or made, and at the date such Receivable is sold by the Seller to the Borrower, complies, in all material respects, with all requirements of applicable Federal, state and local laws and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Federal Trade Commission Credit Practices Rule, state unfair and deceptive trade practice laws, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other applicable consumer credit, equal credit opportunity and disclosure laws.

          (c) No Fraud. Each Receivable was originated by (i) a Dealer or
              --------
          Third-Party Lender and was sold by the Dealer or Third-Party Lender to the Seller without any fraud or misrepresentation by the dealer or
          (ii) the Seller in connection with a refinancing or direct loan.

          (d) Binding Obligation. Each Receivable represents the genuine, legal,
              ------------------
          valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally) and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

          (e) No Government Obligor. No Receivable is due from the United States
              ---------------------
          of America or any state or local government or from any agency, department or instrumentality of the United States of America, any state or local government.

          (f) No Obligor Bankruptcy. At the Relevant Cutoff Date no Obligor had
              ---------------------
          been identified on the records of the Seller as being the subject of a current bankruptcy proceeding.

          (g) Schedule of Receivables. The information set forth in the
              ----------------------
          Schedule of Receivables has been produced from the Seller's electronic ledger and was true and correct in all material respects on the Relevant Cutoff Date, and is a complete and accurate description, on the relevant Receivables Sale Date, of the Receivables sold to the Borrower on such date; and on or prior to the relevant Receivables Sale Date, the Seller has appropriately marked its computer records to indicate the sale to the Borrower of the Receivables sold on such date.

          (h) Certain Characteristics of Receivables.
              --------------------------------------

          Each Receivable:

          (i) has a remaining maturity, as of the Relevant Cutoff Date, of not more than 72 months;

          (ii) each Receivable has an original maturity of not more than 72 months;

          (iii) each Receivable has a remaining Principal Balance as of the Relevant Cutoff Date of not more than $60,000;

          (iv) no Receivable is more than 30 days past due as of the Relevant Cutoff Date; and

          (v) no funds have been advanced by the Seller, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under clause (iv) above.

          (i) Receivables in Force. No Receivable has been satisfied,
              --------------------
          subordinated or rescinded, nor shall any Financed Vehicle have been released from the security interests granted by the related Contract in whole or in part.

          (j) No Waiver. No provision of any Receivable has been waived, except
              ---------
          in accordance with the Credit and Servicing Procedures.

          (k) No Defenses. Except for the security interests in favor of the
              -----------
          Sellers, the Borrower and the Collateral Agent, the Receivables are free and clear of all security interests, liens, charges, and encumbrances and to the best knowledge of the relevant Seller no right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

          (l) No Liens. No liens or claims have been filed for work, labor or
              --------
          materials relating to a Financed Vehicle that are liens prior to or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable.

          (m) No Default. No default, breach, violation or event permitting
              ----------
          acceleration under the terms of any Receivable has occurred, and neither the Seller nor the Servicer has waived any of the foregoing, except in accordance with the Credit and Servicing Procedures.

          (n) Insurance. The Obligor under each Receivable has obtained physical
              ---------
          damage and theft insurance covering the Financed Vehicle, and is required under the terms of the Receivable to maintain such insurance.

          (o) Title. (i) Immediately prior to the sale of the subject
              -----
          Receivables, the Seller had, and has conveyed to the Borrower, good and marketable title to each Receivable free and clear of all liens, encumbrances, security interests and rights of others, and (ii) the sale and assignment of the Receivables to the Borrower has been perfected under the Relevant UCC.

          (p) Receivable Files Complete. There exists a Receivable File
              -------------------------
          pertaining to each Receivable and such Receivable File contains (1) where applicable, a fully executed original of the Contract, (2) the original executed credit application (or, if no such credit application has been completed, other evidence of application being made or credit evaluation being conducted), or a copy thereof, together with all applicable amendments and addenda and (3) the original Lien Certificate or application therefor or, for any Contract secured by a Financed Vehicle registered in any state for which the Paperless Title System is used to evidence title to and any lien in the Financed Vehicle, a computer printout or similar documentary evidence that there is an electronic record in the Paperless Title System indicating that the Financed Vehicle is owned by the Obligor and subject to the interest of the Seller as first lienholder or secured party (when such electronic record becomes available through the Paperless Title System). Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared. The complete Receivable File for each Receivable currently is in the possession of the Servicer, as Custodian.

          (q) Lawful Assignment. No Receivable has been originated in, or is
              -----------------
          subject to the laws of, any jurisdiction under which the sale, transfer and assignment of such Receivable shall be unlawful, void or voidable.

          (r) All Filings Made. All filings (including, without limitation, UCC
              ----------------
          filings) necessary in any jurisdiction to give the Borrower a first priority perfected security interest in the Receivables have been made.

          (s) One Original. There is in existence one, and only one, original
              ------------
          executed copy of each Receivable.

          (t) Lockbox. The Obligor of each Receivable is required to make
              -------
          payments to a lockbox that is subject to a Lockbox Agreement.

          (u) UCC Characterization. The contract evidencing such Receivable
              --------------------
          constitutes "chattel paper" under the Relevant UCC.

          (v) No Adverse Selection. No selection procedures adverse to the
              --------------------
          Secured Parties or the Borrower were used in selecting the Receivables from the receivables owned by the Seller and/or otherwise constituting Managed Assets, that met the selection criteria contained in the Sale and Servicing Agreement and set forth above in this Schedule B.

          (w) Eligible Receivable. At the time a Receivable was sold to the
              -------------------
          Borrower, such Receivable was "eligible" as such term is defined in any asset-backed transaction of AFS.

                                   SCHEDULE C

              REPRESENTATIONS AND WARRANTIES OF THE PRIMARY SELLER
                       RELATING TO ASSET BACKED SECURITIES

(a)  General Characteristics.
     -----------------------

Each Asset Backed Security:

(i) is an Eligible Security; and

(ii) contains customary and enforceable provisions (except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally) such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security.

(b) Binding Obligation. Each Asset Backed Security represents the genuine,
    ------------------
legal, valid and binding payment obligation in writing of the issuer, enforceable by the holder thereof in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally).

(c) No Obligor Bankruptcy. On the relevant ABS Sale Date, the issuer thereof was
    ---------------------
not the subject of a current bankruptcy proceeding.

(d) One Original. In the case of an Asset Backed Security in certificated form,
    ------------
there is only one, original executed copy of such Asset Backed Security.

                                                                 Schedule 3.1 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                              CONDITIONS PRECEDENT

          In addition to the receipt of documents and satisfaction of other conditions set forth in Section 3.1 of the Sale and Servicing Agreement, the following shall have been delivered, and shall be satisfactory in form and substance, to the Administrative Agent and the Borrower:

     1.   Certified copy of the Credit and Servicing Procedures.

     2.   A Certified Certificate of Trust

     3.   A Borrower Good Standing Certificate.

     4. Each of the Sellers' and Servicer's Certificate, including as attachments thereto:

          a. Resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Primary Seller, the Secondary Seller or the Servicer, as appropriate, of each of the Basic Agreements to which it is a party and any other documents executed by or on behalf of the Primary Seller, the Secondary Seller or the Servicer, as appropriate, in connection with the transactions contemplated thereby;

          b.   Certified Certificate of Incorporation; and

          c.   By-laws.

     5. An Incumbency Certificate of the Primary Seller and the Secondary Seller setting forth the names, titles and signatures of their respective officers who are authorized to execute documents, give instructions and otherwise take actions on their behalf in connection with the contemplated transactions, in its roles as a Seller or the Servicer, as appropriate.

     6.   A Good Standing Certificate of each of the Sellers and the Servicer.

     7. An Opinion of special counsel to each of the Sellers as to true sale and nonconsolidation matters.

     8. An Opinion of special counsel to each of the Sellers with respect to the validity and enforceability of certain transaction documents.

     9. Opinion of local counsel to the Borrower, as to the formation of and other corporate matters relating to the Borrower, as to the enforceability of certain transaction documents and as to the enforceability, perfection and priority of the security interests in the Collateral.

     10. The Opinion of Chris A. Choate, General Counsel to AmeriCredit, AFS, and AmeriCredit Funding Corp. VI, with respect to corporate matters for each of the Sellers, the Servicer and the Borrower.

     11. Acknowledgment copy of the financing statements naming the Primary Seller and the Secondary Seller, as debtors, the Borrower, as secured party, and the Administrative Agent, as assignee, filed with the Office of the Secretary of State of the State of Texas and the Office of the Secretary of State of the State of Delaware, in the case of the Primary Seller, and in the Office of the Secretary of State in the State of Delaware in the case of the Secondary Seller.

     12. Acknowledgment copy of the financing statement naming the Borrower, as debtor, and the Administrative Agent, as secured party, filed with the Secretary of State of the State of Delaware.

                                     3.1-2

                                                                  Exhibit A-1 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                           RECEIVABLES SALE AGREEMENT

     Receivables Sale Agreement (this "Agreement"), dated _________, 2001, among AMERICREDIT FUNDING CORP. VI, a Delaware corporation ("AFC"), AMERICREDIT
                                                       ---
FINANCIAL SERVICES, INC., a Delaware corporation ("AFS" and together with AFC,
                                                   ---
the "Sellers") and AMERICREDIT ONE TRUST, a Delaware business trust (the
     -------
"Purchaser").
 ---------
                                  WITNESSETH:

     WHEREAS, pursuant to the Sale Agreement (the form of which is attached hereto as Addendum A), AFS wishes to sell/and or contribute Receivables to AFC;

     WHEREAS, the Sellers wish to sell/and or contribute Receivables to the Purchaser; and

     WHEREAS, the Purchaser is willing to purchase or acquire as a contribution such Receivables subject to the terms and conditions hereof.

     NOW, THEREFORE, the Purchaser and the Sellers hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein shall have the meanings
        -------------
ascribed to them in Annex A to the Sale and Servicing Agreement, dated as of May 31, 2001 (the "Sale and Servicing Agreement"), unless otherwise defined herein.
               ----------------------------
     "Relevant Cutoff Date" shall mean, with respect to the Receivables sold
      --------------------
and/or contributed hereby, _____________ __, 200_.

     "Receivables Sale Date" shall mean, with respect to the Receivables
      ---------------------
assigned hereby, the date hereof.

     2. Schedule of Receivables. Annexed hereto are Schedule A-1 and Schedule
        -----------------------
A-2 from AFS and AFC, respectively, listing the Receivables sold and/or contributed by it pursuant to this Agreement on the Receivables Sale Date. The term "Receivables" as used in this Agreement means and includes each and every chattel paper and other form of receivable relating to the sale or financing provided for new or used automobile and light-duty trucks, vans or minivans transferred by Sellers to Purchaser pursuant to this Agreement and identified on the Schedule A-1 and Schedule A-2 provided by AFS and AFC, respectively, attached hereto, together with all payment obligations hereunder and all proceeds thereof. It is intended that Sellers will transfer to Purchaser hereafter from time to time additional Receivables, whether now existing or hereafter arising and wherever located.

     3. Sale and/or Contribution of Receivables. (a) Each Seller, does hereby
        ---------------------------------------
sell and/or contribute, transfer, assign, set over and otherwise convey to the Purchaser (the "Assignment"), without recourse (except as expressly provided in
                ----------
the Sale and Servicing Agreement), all right, title and interest of such Seller in and to:

          (i) the Receivables listed in Schedule A-1 (in the case of AFS) and Schedule A-2 (in the case of AFC) and all moneys received thereon, on and after the Relevant Cutoff Date;

          (ii) all security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Seller in such Financed Vehicles;

          (iii) all proceeds and all rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Vehicles or Obligors;

          (iv) all rights of the Seller against Dealers pursuant to Dealer Agreements and/or Dealer Assignments;

          (v) all rights of the relevant Seller against Third-Party Lenders pursuant to Third-Party Loan Purchase Agreements and/or Third-Party Lender Assignments.

          (vi) all rights under any Service Contracts on the related Financed Vehicles;

          (vii)  the related Receivable files; and

          (viii) all proceeds of any and all of the foregoing.

          (b) The Assignment is in consideration of the Purchaser's delivery to or upon the order of Sellers as set forth below:

              (i)$___________ to AFS;  and

              (ii)$___________ to AFC.

          4. Representations and Warranties of the Sellers.
             ---------------------------------------------

          (a) Representations and Warranties of AFS. AFS hereby represents and
              -------------------------------------
     warrant to the Purchaser as of the Receivables Sale Date that:

               (i) Sale and Servicing Agreement. The representations and
                   ----------------------------
          warranties set forth herein and in the Sale and Servicing Agreement are true and correct and with respect to any representation which relates to the property sold and/or contributed pursuant to Section 3
                                                                      ---------
          hereof.

         (ii)  Principal Balance.  As of the Relevant Cutoff Date, the
               -----------------
          aggregate Outstanding Principal Balance of the Receivables listed on the Schedule of Receivables provided by AFS (annexed hereto as Schedule A-1) and sold to the Purchaser pursuant to this Agreement is $__________________.

          (b) Representations and Warranties of AFC. AFC hereby represents and
              -------------------------------------
     warrant to the Purchaser as of the Receivables Sale Date that:

               (i)  Sale and Servicing Agreement. The representations and
                    ----------------------------
          warranties set forth herein and in the Sale and Servicing Agreement are true and correct and with respect to any representation which relates to the property sold and/or contributed pursuant to Section 3
                                                                      ---------
          hereof.

               (ii) Principal Balance. As of the Relevant Cutoff Date, the
                    -----------------
          aggregate Outstanding Principal Balance of the Receivables listed on the Schedule of Receivables provided by AFC (annexed hereto as Schedule A-2) and sold to the Purchaser pursuant to this Agreement is $__________________.

          5. Conditions Precedent. The obligation of the Purchaser to acquire
             --------------------
the Receivables hereunder is subject to the satisfaction, on or prior to the Receivables Sale Date, of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and
              ------------------------------
     warranties made by the Sellers in Section 4 of this Agreement and in
                                       ---------
     Sections 4.1 and 7.1 of the Sale and Servicing Agreement shall be true and correct with respect to the property sold and/or contributed pursuant to
     Section 3 hereof as of the Receivables Sale Date.
     ---------

          (b) Sale and Servicing Agreement Conditions. Each of the conditions
              ---------------------------------------
     set forth in Section 3.2 of the Sale and Servicing Agreement shall have been satisfied with respect to the property sold pursuant to Section 3
                                                                  ---------
     hereof.

          (c) Additional Information. The Sellers shall have delivered to the
              ----------------------
     Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to the satisfaction of the conditions set forth in this
     Section 5.
     ---------

          6. Ratification of Agreement. As supplemented by this Agreement, the
             -------------------------
Sale and Servicing Agreement, is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

          7. Counterparts. This Agreement may be executed in two or more
             ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE
        -------------
LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Purchaser and the Sellers have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.


                          AMERICREDIT ONE TRUST,
                              as Purchaser


                          By: AMERICREDIT FINANCIAL SERVICES, INC., attorney-in-fact


                          By
                            ----------------------------------------------------
                              Name:
                              Title:


                          AMERICREDIT FINANCIAL SERVICES, INC.,
                              as Seller


                          By
                            ----------------------------------------------------
                              Name:
                              Title:


                          AMERICREDIT FUNDING CORP. VI,
                              as Seller


                          By
                            ----------------------------------------------------
                              Name:
                              Title:


Acknowledged:
BANK ONE, NA (MAIN OFFICE COLUMBUS),
     solely in its capacity as Collateral Agent


By
   -------------------------
     Name:
     Title:

                                                                  Exhibit A-2 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                         ASSET BACKED SECURITIES SALE AGREEMENT

SALE No. [____] of Receivables made this ___ day of ____________, ______, between AMERICREDIT FINANCIAL SERVICES, INC. (the "Seller"), and AMERICREDIT ONE TRUST, a Delaware business trust (the "Purchaser"), pursuant to the Sale and Servicing Agreement, dated as of May 31, 2001 (the "Sale and Servicing Agreement"), among the Purchaser, AmeriCredit Financial Services, Inc., as Servicer and Primary Seller, AmeriCredit Funding Corp. VI, as a Seller, and Bank One, NA (Main Office Columbus), as Backup Servicer, and Bank One, NA (Main Office Chicago), as Administrative Agent.

                                  WITNESSETH:

     WHEREAS pursuant to the Sale and Servicing Agreement, the Primary Seller wishes to sell Asset Backed Securities to the Purchaser; and

     WHEREAS, the Purchaser is willing to purchase such Asset Backed Securities subject to the terms and conditions hereof.

     NOW, THEREFORE, the Purchaser and the Primary Seller hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein shall have the meanings
        -------------
ascribed to them in Annex A to the Sale and Servicing Agreement, unless otherwise defined herein.

     "ABS Sale Date" shall mean, with respect to the Asset Backed Securities
      -------------
sold hereby, the date hereof.

     2. Schedule of Asset Backed Securities. Annexed hereto is a Schedule A
        -----------------------------------
listing the Asset Backed Securities sold pursuant to this ABS Sale Agreement on this ABS Sale Date.

     3. Sale of Asset Backed Securities. In consideration of the Purchaser's
        -------------------------------
delivery to or upon the order of the Primary Seller of $________, the Primary Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of the Primary Seller in, to and under the Asset Backed Securities sold on the date hereof as listed in Schedule A annexed hereto, and all distributions thereon and the security granted to, and the rights and benefits of the holder thereof under the related ABS Documents.

     4. Representations and Warranties of the Primary Sellers. The Primary
        -----------------------------------------------------
Seller hereby represents and warrants to the Purchaser as of this ABS Sale Date that:

          (a) Sale and Servicing Agreement. The representations and warranties
              ----------------------------
     set forth in Sections 4A.1 and 7.1 of the Sale and Servicing Agreement are true and correct with respect to the property sold pursuant to Section 3
                                                                    ---------
     hereof.

          (b) Principal Balance. As of the date hereof, the aggregate Principal
              -----------------
Balance of the Asset Backed Securities listed on Schedule A annexed hereto and sold to the Purchaser pursuant to this ABS Sale Agreement is $_______________.

     5. Conditions Precedent. The obligation of the Purchaser to acquire the
        --------------------
Asset Backed Securities hereunder is subject to the satisfaction, on or prior to the ABS Sale Date, of the following conditions precedent:

          (a) Representations and Warranties. Each of the representations and
              ------------------------------
warranties made by the Primary Seller in Section 4 of this ABS Sale Agreement and in Sections 4A.1 and 7.1 of the Sale and Servicing Agreement shall be true and correct with respect to the property sold pursuant to Section 3 hereof as of
                                                          ---------
this ABS Sale Date.

          (b) Sale and Servicing Agreement Conditions. Each of the conditions
              ---------------------------------------
set forth in Section 3.3 of the Sale and Servicing Agreement shall have been satisfied with respect to the property sold pursuant to Section 3 hereof.
                                                        ---------

          (c) Additional Information. The Primary Seller shall have delivered to
              ----------------------
the Purchaser such information as was reasonably requested by the Purchaser to satisfy itself as to the satisfaction of the conditions set forth in this
Section 5.
---------

     6. Ratification of Agreement. As supplemented by this ABS Sale Agreement,
        -------------------------
the Sale and Servicing Agreement, including without limitation Section 2.2(b) thereof, is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this ABS Sale Agreement shall be read, taken and construed as one and the same instrument.

     7. Counterparts. This ABS Sale Agreement may be executed in two or more
        ------------
counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute one and the same instrument.

     8. GOVERNING LAW. THIS ABS SALE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
        -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     IN WITNESS WHEREOF, the Purchaser and the Primary Seller have caused this ABS Sale Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and the year first above written.

                                     AMERICREDIT ONE TRUST


                                     By:  AmeriCredit Financial Services, Inc.
                                              Attorney-in-fact



                                     By:__________________________________
                                           Name:
                                           Title:



                                     AMERICREDIT FINANCIAL SERVICES, INC.,
                                     Primary Seller



                                     By:__________________________________
                                            Name:
                                            Title:


Acknowledged:

BANK ONE, NA (MAIN OFFICE COLUMBUS),
as Collateral Agent

by______________________________
      Name:
      Title:

                                                                  Exhibit B-1 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

               FORM OF SERVICER'S DETERMINATION DATE CERTIFICATE
               -------------------------------------------------

                                                                  Exhibit B-2 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

               FORM OF SERVICER'S VFN PREPAYMENT DATE CERTIFICATE
               --------------------------------------------------

                                                                  Exhibit C-1 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                        FORM OF RECEIVABLES SALE NOTICE
                        -------------------------------

                                                                  Exhibit C-2 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

                            FORM OF ABS SALE NOTICE
                            -----------------------

                                                                  Exhibit D-1 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------

              FORM OF SERVICER'S RECEIVABLES SALE DATE CERTIFICATE
              ----------------------------------------------------

                                                                  Exhibit D-2 to
                                                    Sale and Servicing Agreement
                                                    ----------------------------


                  FORM OF SERVICER'S ABS SALE DATE CERTIFICATE
                  --------------------------------------------

                                                                       EXHIBIT E

                           SERVICER'S ACKNOWLEDGMENT

     AmeriCredit Financial Services, Inc. (the "Servicer"), acting as Servicer
                                                --------
under Sale and Servicing Agreement (the "Sale and Servicing Agreement"), dated
                                         ----------------------------
as of May 31, 2001, among AmeriCredit One Trust, AmeriCredit Financial Services, Inc., as a Seller and Servicer, AmeriCredit Funding Corp. VI, as a Seller, and Bank One, NA (Main Office Columbus), as Backup Servicer, and Bank One (Main Office Chicago), as Administrative Agent, pursuant to which, among other things, the Servicer holds on behalf of the Secured Parties certain "Receivable Files," as described in such Sale and Servicing Agreement, hereby acknowledges receipt of the Receivable File for each Receivable listed in the Schedule of Receivables attached as Exhibit A to the Receivables Sale Agreement, dated May 31, 2001, between AmeriCredit Financial Services, Inc. or AmeriCredit Funding Corp. VI, applicable, and AmeriCredit One Trust, except as noted in the Exception List attached as Schedule I hereto.

     IN WITNESS WHEREOF, AmeriCredit Financial Services, Inc. has caused this acknowledgment to be executed by its duly authorized officer as of this ___ day of ______ .

                                    AMERICREDIT FINANCIAL SERVICES, INC.
                                     as Servicer

                                        By:
                                           ---------------------------
                                            Name:
                                            Title:

                                                                    Exhibit F to
                                                    Sale and Servicing Agreement
                                                    ----------------------------


                   FORM OF SEMI-ANNUAL DATA INTEGRITY REVIEW
                   -----------------------------------------

                                 [Form to Come]

                                                                    Exhibit G to
                                                    Sale and Servicing Agreement
                                                    ----------------------------


                           FORM OF ABS SCHEDULE OF INFORMATION
                           -----------------------------------


(a)               Receivables Pool Balance as of Reference Date

(b)               Principal Balance of Asset Backed Security

(c)               CUSIP number

(d)               Date last principal payment is due on Asset Backed Security

(e)               Interest Rate paid on Asset Backed Security


                                      D-5